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                                                                  CONFORMED COPY





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                         CABLEVISION OF NEW JERSEY, INC.

                                -----------------

                                   $75,000,000

                           FIRST AMENDED AND RESTATED

                                CREDIT AGREEMENT

                          Dated as of October 14, 1994



                         TORONTO DOMINION (TEXAS), INC.

                                    as Agent


                        BANK OF MONTREAL, Chicago Branch
                              THE BANK OF NEW YORK
                             THE BANK OF NOVA SCOTIA
                     THE CANADIAN IMPERIAL BANK OF COMMERCE
                           NATIONSBANK OF TEXAS, N.A.

                                  as Co-Agents


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                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----


                                    ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01  Certain Defined Terms . . . . . . . . . . . . . . . . . .  1
     Section 1.02  Accounting Terms and Determinations . . . . . . . . . . . 16


                                   ARTICLE II
                                     Loans

     Section 2.01  Loans . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Section 2.02  Manner of Borrowing; Conversion
                   and Continuation. . . . . . . . . . . . . . . . . . . . . 17
     Section 2.03  Reductions and Changes of Commitments . . . . . . . . . . 18
     Section 2.04  Commitment Fee. . . . . . . . . . . . . . . . . . . . . . 20
     Section 2.05  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 2.06  Lending Offices . . . . . . . . . . . . . . . . . . . . . 20
     Section 2.07  Several Obligations; Remedies
                   Independent . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 2.08  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . 21


                                   ARTICLE III
                       Payments of Principal and Interest

     Section 3.01 Optional Prepayments . . . . . . . . . . . . . . . . . . . 21
     Section 3.02  Repayment of Loans. . . . . . . . . . . . . . . . . . . . 21
     Section 3.03  Interest. . . . . . . . . . . . . . . . . . . . . . . . . 21


                                   ARTICLE IV
                          Payments; Pro Rata Treatment;
                               Computations; Etc.

     Section 4.01  Payments. . . . . . . . . . . . . . . . . . . . . . . . . 22
     Section 4.02  Pro Rata Treatment. . . . . . . . . . . . . . . . . . . . 22
     Section 4.03  Computations. . . . . . . . . . . . . . . . . . . . . . . 23
     Section 4.04  Non-Receipt of Funds by the Agent . . . . . . . . . . . . 23
     Section 4.05  Sharing of Payments, Etc. . . . . . . . . . . . . . . . . 23

                                    ARTICLE V
                         Yield Protection and Illegality

     Section 5.01  Additional Costs in Respect of Loans. . . . . . . . . . . 24
     Section 5.02  Limitation on Types of Loans. . . . . . . . . . . . . . . 26
     Section 5.03  Illegality. . . . . . . . . . . . . . . . . . . . . . . . 27
     Section 5.04  Certain Conversions of Loans
                   Pursuant to Section 5.01 or 5.03. . . . . . . . . . . . . 27
     Section 5.05  Compensation. . . . . . . . . . . . . . . . . . . . . . . 27
     Section 5.06  Replacement of Banks. . . . . . . . . . . . . . . . . . . 28


                                   ARTICLE VI
                              Conditions Precedent

     Section 6.01  Initial Loan. . . . . . . . . . . . . . . . . . . . . . . 28
     Section 6.02  Each Loan . . . . . . . . . . . . . . . . . . . . . . . . 30


                                   ARTICLE VII
                                 Representations

     Section 7.01  Existence and Power . . . . . . . . . . . . . . . . . . . 30
     Section 7.02  Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . 30
     Section 7.03  Authority; No Conflict. . . . . . . . . . . . . . . . . . 31
     Section 7.04  Financial Condition . . . . . . . . . . . . . . . . . . . 31
     Section 7.05  Litigation; Etc . . . . . . . . . . . . . . . . . . . . . 32
     Section 7.06  Titles and Liens. . . . . . . . . . . . . . . . . . . . . 32
     Section 7.07  Regulations G and U . . . . . . . . . . . . . . . . . . . 32
     Section 7.08  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Section 7.09  Other Credit Agreements . . . . . . . . . . . . . . . . . 33
     Section 7.10  Full Disclosure . . . . . . . . . . . . . . . . . . . . . 33
     Section 7.11  No Default. . . . . . . . . . . . . . . . . . . . . . . . 33
     Section 7.12  Approval of Regulatory Authorities. . . . . . . . . . . . 33
     Section 7.13  Binding Agreements. . . . . . . . . . . . . . . . . . . . 33
     Section 7.14  Franchises. . . . . . . . . . . . . . . . . . . . . . . . 34
     Section 7.15  Collective Bargaining Agreements. . . . . . . . . . . . . 34
     Section 7.16  Investments . . . . . . . . . . . . . . . . . . . . . . . 34


                                  ARTICLE VIII
                       Particular Covenants of the Company
                              and its Subsidiaries

     Section 8.01  Financial Statements and
                   Other Information . . . . . . . . . . . . . . . . . . . . 34
     Section 8.02  Taxes and Claims. . . . . . . . . . . . . . . . . . . . . 36
     Section 8.03  Insurance . . . . . . . . . . . . . . . . . . . . . . . . 36
     Section 8.04  Maintenance of Existence;
                   Conduct of Business . . . . . . . . . . . . . . . . . . . 37
     Section 8.05  Maintenance of and Access to
                   Properties. . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 8.06  Compliance with Applicable Laws . . . . . . . . . . . . . 37
     Section 8.07  Litigation. . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 8.08  No Subsidiaries . . . . . . . . . . . . . . . . . . . . . 37

     Section 8.09  Franchises. . . . . . . . . . . . . . . . . . . . . . . . 37
     Section 8.10  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . 38
     Section 8.11  Contingent Liabilities. . . . . . . . . . . . . . . . . . 38
     Section 8.12  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 8.13  Leases. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 8.14  Mergers, Acquisitions and
                   Dispositions, Etc.  . . . . . . . . . . . . . . . . . . . 40
     Section 8.15  Investments . . . . . . . . . . . . . . . . . . . . . . . 40
     Section 8.16  Restricted Payments . . . . . . . . . . . . . . . . . . . 41
     Section 8.17  Business. . . . . . . . . . . . . . . . . . . . . . . . . 41
     Section 8.18  Transactions with Affiliates. . . . . . . . . . . . . . . 41
     Section 8.19  Issuance of Stock . . . . . . . . . . . . . . . . . . . . 42
     Section 8.20  Operating Cash Flow . . . . . . . . . . . . . . . . . . . 42
     Section 8.21  Cash Flow Ratio . . . . . . . . . . . . . . . . . . . . . 42


                                   ARTICLE IX
                                    Defaults

     Section 9.01  Events of Default . . . . . . . . . . . . . . . . . . . . 43


                                    ARTICLE X
                                    The Agent

     Section 10.01  Appointment, Powers and Immunities . . . . . . . . . . . 46
     Section 10.02  Reliance by Agent. . . . . . . . . . . . . . . . . . . . 46
     Section 10.03  Defaults . . . . . . . . . . . . . . . . . . . . . . . . 46
     Section 10.04  Rights as a Bank . . . . . . . . . . . . . . . . . . . . 47
     Section 10.05  Indemnification. . . . . . . . . . . . . . . . . . . . . 47
     Section 10.06  Non-Reliance on Agent and
                    Other Banks. . . . . . . . . . . . . . . . . . . . . . . 47
     Section 10.07  Failure to Act . . . . . . . . . . . . . . . . . . . . . 48
     Section 10.08  Resignation or Removal of Agent. . . . . . . . . . . . . 48
     Section 10.09  Agency Fee . . . . . . . . . . . . . . . . . . . . . . . 49


                                   ARTICLE XI
                                  Miscellaneous

     Section 11.01  No Waiver. . . . . . . . . . . . . . . . . . . . . . . . 49
     Section 11.02  Notices. . . . . . . . . . . . . . . . . . . . . . . . . 49
     Section 11.03  Expenses, Etc. . . . . . . . . . . . . . . . . . . . . . 49
     Section 11.04  Amendments, Etc. . . . . . . . . . . . . . . . . . . . . 50
     Section 11.05  Successors and Assigns . . . . . . . . . . . . . . . . . 51
     Section 11.06  Survival . . . . . . . . . . . . . . . . . . . . . . . . 55
     Section 11.07  Senior Indebtedness. . . . . . . . . . . . . . . . . . . 55
     Section 11.08  Conditions to Effectiveness;
                    Assignment . . . . . . . . . . . . . . . . . . . . . . . 55
     Section 11.09  Liability of General Partners
                    and Other Persons. . . . . . . . . . . . . . . . . . . . 55
     Section 11.10  Counterparts . . . . . . . . . . . . . . . . . . . . . . 55
     Section 11.11  Waiver . . . . . . . . . . . . . . . . . . . . . . . . . 56
     Section 11.12  Entire Agreement . . . . . . . . . . . . . . . . . . . . 56
     Section 11.13  Governing Law. . . . . . . . . . . . . . . . . . . . . . 56

     Section 11.14  Captions, Etc. . . . . . . . . . . . . . . . . . . . . . 56
     Section 11.15  Waiver of Certain Defenses . . . . . . . . . . . . . . . 56
     Section 11.16  Release; Acceptance of Release.  . . . . . . . . . . . . 56
     Section 11.17  Authorization of Third Parties
                    to Deliver Information and
                    Discuss Affairs. . . . . . . . . . . . . . . . . . . . . 57


     Schedule 2.02(a)(i)      Form of Notice of Loan
     Schedule 2.02(c)         Form of Notice of Conversion
                                and Continuation
     Schedule 2.06            Applicable Lending Offices
     Schedule 7.02            Subsidiaries
     Schedule 7.03            Required Consents and
                                Governmental Approvals
     Schedule 7.05            Existing Litigation
     Schedule 7.14            Existing Franchises
     Schedule 8.10            Existing Indebtedness
     Schedule 8.11            Existing Guarantees
     Schedule 8.12            Existing Liens
     Schedule 8.15            Existing Investments
     Schedule 11.02           Addresses for Notices


EXHIBIT A(1)        Form of Note
EXHIBIT B           Form of Compliance Certificate
EXHIBIT C           Form of Subscribers' Certificate
EXHIBIT D(1)        Form of Certificate as to
                      Quarterly Financial Statements
EXHIBIT D(2)        Form of Certificate as to Annual
                      Financial Statements
EXHIBIT E           Form of Opinion of General Counsel
                      to the Company
EXHIBIT F(1)        Form of Opinion of Special New
                      York Counsel to the Obligors
EXHIBIT F(2)        Form of Opinion of Special New Jersey
                      Counsel to the Obligors
EXHIBIT F(3)        Form of Opinion of Special FCC Counsel
                      Counsel to the Obligors
EXHIBIT G           Form of Opinion of Special New
                      York Counsel to the Agent
EXHIBIT H           Form of Assignment and Acceptance
EXHIBIT I           Consent to Assignment

          FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 14, 1994 among CABLEVISION OF NEW JERSEY, INC., a Delaware corporation (the "Company"), CABLEVISION SYSTEMS CORPORATION, a Delaware corporation ("CSC"), the Banks which are parties hereto, together with their respective successors and assigns (the "BANKS"), and TORONTO DOMINION (TEXAS), INC., as Agent, and BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents.

          WHEREAS, on May 18, 1990, the Company, CSC, the several banks whose names are set forth on the signature pages thereto, and The Toronto-Dominion Bank Trust Company, as Security Agent, and Citibank, N.A., as Administrative Agent, entered into a Credit Agreement, which Credit Agreement was amended by Amendment No. 1 dated as of May 30, 1991, Amendment No. 2 dated as of December 20, 1991, Amendment No. 3 dated as of June 24, 1992, Amendment No. 4 dated as of August 4, 1992 and Amendment No. 5 dated as of March 25, 1994 (such Credit Agreement, as so amended, being referred to herein as the "1990 Agreement"); and

          WHEREAS, the Company is engaged in the business of developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services. The Banks have extended credit to the Obligors (as defined below), by the making of loans to the Obligors, in reliance upon collateral security furnished by the Obligors and the Obligors have requested that the Total Revolving Credit Commitment (as defined in the 1990 Agreement) be increased. The proceeds of the increased extensions of credit are to be employed in accordance with Section 2.08 hereof, and each of the Obligors expects to derive benefit, directly or indirectly, from such loans.

          NOW, THEREFORE, the parties hereto hereby agree as follows:


                                    ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS


          Section 1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

          "1990 AGREEMENT" shall have the meaning given to such term in the first "Whereas" clause of this Agreement.

          "ACCUMULATED FUNDING DEFICIENCY" shall mean an accumulated funding deficiency as defined in Section 302 of ERISA.

          "ADDITIONAL COSTS" shall have the meaning given to such term in
Section 5.01 hereof.

          "AFFECTED LOANS" shall have the meaning given to such term in Section
5.04 hereof.

          "AFFECTED TYPE" shall have the meaning given to such term in Section
5.04 hereof.

          "AFFILIATE" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and provided further that no individual shall be an Affiliate of a corporation or partnership solely by reason of his or her being an officer, director or partner of such entity, except in the case of a partner if his or her interests in such partnership shall qualify him or her as an Affiliate.

          "AGENT" shall mean Toronto Dominion (Texas), Inc. in its capacity as administrative agent for the Banks hereunder and in its capacity as Security Agent under the Security Agreement and its successors in each such capacity.

          "AGGREGATE COMMITMENT" shall mean, as to each Bank, the sum of such Bank's Commitment and its CSC Commitment.

          "AGREEMENT" shall mean this First Amended and Restated Credit Agreement, including all schedules and exhibits hereto, as the same may be amended, supplemented or modified from time to time.

          "ANNUALIZED OPERATING CASH FLOW" shall mean, for any period of three complete consecutive calendar months, an amount equal to Operating Cash Flow for such period multiplied by four. For purposes of determining Annualized Operating Cash Flow for any period during which the Company or any of its Subsidiaries acquired or disposed of any assets, Operating Cash Flow shall be increased or reduced, as the case may be, by the Operating Cash

Flow of such assets during such period, determined on a pro forma basis reasonably satisfactory to the Agent (it being agreed that it shall be satisfactory to the Agent that such pro forma calculations (x) include, in the Company's discretion, a reasonable estimate of savings under existing contracts resulting from any such acquisitions and (y) are based upon generally accepted accounting principles as applied in the preparation of the Company's financial statements delivered in accordance with Section 8.01 hereof), as though the Company acquired or disposed of such assets on the first day of such period.

          "APPLICABLE LENDING OFFICE" shall mean, with respect to each Bank, for each type of Loan, the lending office of such Bank (or of an affiliate of such Bank) designated for such type of Loan in SCHEDULE 2.06 hereto or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such type are to be made and maintained.

          "APPLICABLE MARGIN" shall mean:

          (a) With respect to Base Rate Loans, 7/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than 6.25 to 1; 3/4 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1; 5/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to
     6.00 to 1 and greater than 5.75 to 1; 1/2 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.75 to 1 and greater than 5.00 to 1; 3/8 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1; and 1/4 of 1% at all times during any Quarter if the Cash Flow Ratio as at the end of the immediate preceding Quarter was less than or equal to 4.50 to 1; and

          (b) With respect to Eurodollar Loans, 1 and 7/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was greater than
     6.25 to 1; 1 and 3/4% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.25 to 1 and greater than 6.00 to 1; 1 and 5/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 6.00 to 1 and greater than 5.75 to 1; 1 and 1/2% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.75 to 1 and greater than 5.00 to 1; 1 and 3/8% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 5.00 to 1 and greater than 4.50 to 1; and 1 and 1/4% if the Cash Flow Ratio as at the end of the immediately preceding Quarter was less than or equal to 4.50 to 1.

In the case of Eurodollar Loans, the Applicable Margin shall be determined based upon the most recent Subscribers' Certificate delivered pursuant to Section 8.01(e) hereof and shall be effective from the date (the "Eurodollar Margin Determination Date") which is the earlier of (x) the date such Subscribers' Certificate is received by the Agent and (y) the fifth day following the date such Subscribers' Certificate should have been delivered to the Agent in accordance with Section 8.01(e) hereof and shall continue in effect until the next succeeding Eurodollar Margin Determination Date.


          "ASSIGNMENT AND ACCEPTANCE" shall have the meaning given to such term in Section 5.06 hereof.

          "BANKS" shall have the meaning given to such term in the preamble to this Agreement.

          "BASE RATE" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of:

          (a) the rate of interest adopted by The Toronto-Dominion Bank (New York Branch), from time to time, as its reference rate for the determination of interest rates on loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank (New York Branch) as its "prime rate," which rate is not necessarily The Toronto-Dominion Bank's lowest rate of interest; and

          (b) the sum (adjusted to the nearest one-quarter of one percent (1/4 of 1%) or, if there is no nearest one-quarter of one percent (1/4 of 1%), to the next higher one-quarter of one percent (1/4 of 1%)) of (i) one-half of one percent (1/2 of 1%) per annum PLUS (ii) the Federal Funds Rate.

          "BASE RATE LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Base Rate" in this Section 1.01.

          "BPU" shall mean the New Jersey Board of Public Utilities or successor thereto.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City and, where such term is used in the definition of "Quarterly Date" in this Section 1.01 or if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a conversion into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "CABLEVISION LIGHTPATH" shall mean Cablevision Lightpath-NJ, Inc., a Delaware corporation.


          "CABLEVISION OF NEWARK" shall mean Cablevision of Newark, a New York general partnership the general partners of which are Gateway and WP Cable, Inc., a Delaware corporation.

          "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including such Statement No. 13).

          "CAPITAL MAINTENANCE COSTS" shall mean, with respect to the Loans of each Bank, any costs which such Bank determines are attributable to the maintenance by such Bank or any of its affiliates, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, whether in effect on the Effective Date or thereafter, of capital in respect of its maintaining Loans hereunder or its commitment to make Loans hereunder.

          "CASH FLOW RATIO" shall mean, as at any date, the ratio of (i) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and its Subsidiaries (determined on a consolidated basis but excluding all obligations under any Interest Swap Agreement) outstanding on such date to (ii) Annualized Operating Cash Flow determined as at the last day of the month covered by the then most recent Subscribers' Certificate delivered to the Banks pursuant to Section 8.01(e) hereof, a copy of which has been delivered to the Agent (and any change in such ratio as a result of a change in the amount of Indebtedness shall be effective as of the date such change shall occur and any change in such ratio as a result of a change in the amount of Annualized Operating Cash Flow shall be effective as of the date of receipt by the Agent of the Subscribers' Certificate reflecting such change).

          "CNYC AGREEMENT" shall have the meaning given to such term in the CSC Agreement.

          "CNYC COMMITMENT" shall have the meaning given to such term in the CSC Agreement.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COLLATERAL" shall have the meaning given to such term in the Security Agreement.

          "COMMITMENT" shall mean, as to each Bank, the aggregate amount set forth opposite its name on the signature pages hereto under the heading "Commitment" or amounts set forth on any Assignment and Acceptance Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "COMMITMENT FEE" shall have the meaning given to such term in Section
2.04 hereof.

          "COMMITMENT PERCENTAGE" shall mean, as to each Bank at any time, the percentage obtained by dividing such Bank's Commitment by the Total Commitment.

          "COMMITMENT TERMINATION DATE" shall mean the Quarterly Date falling on or nearest to June 30, 2003.

          "COMPANY" shall have the meaning given to such term in the preamble to this Agreement.

          "COMPLIANCE CERTIFICATE" shall mean a certificate of a senior financial executive of the Company in substantially the form of EXHIBIT B hereto.

          "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code.

          "CSC" shall have the meaning given to such term in the preamble to this Agreement.

          "CSC AGREEMENT" shall mean the Fourth Amended and Restated Credit Agreement among CSC, the Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent, and Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A., as Co-Agents thereunder dated as of October 14, 1994, as amended and in effect from time to time.

          "CSC COMMITMENT" shall mean, as to each Bank, its "Commitment," as that term is used in the CSC Agreement (as the same may be reduced or otherwise adjusted from time to time as provided in the CSC Agreement).

          "DEFAULT" shall mean an Event of Default or any other event which with notice and/or passage of time would become an Event of Default.

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "EFFECTIVE DATE" shall have the meaning given to such term in Section
11.08 hereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall mean, when used with respect to a Plan, ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code of which the Company is a member.

          "EURODOLLAR BASE RATE" shall mean, with respect to any Eurodollar Loans, the average (as determined by the Agent) of the rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the respective Reference Banks at approximately 11:00 a.m. New York time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for such Eurodollar Loans to be the rate quoted to the Reference Banks by at least two internationally recognized money market brokers selected by the Reference Banks for the offering to the Reference Banks in the international interbank market of Dollar deposits in an amount generally traded in the international interbank market which most closely approximates the principal amount of the Eurodollar Loans to be made by the respective Reference Banks, and having a term commonly found among such deposits which most closely approximates the term of such Eurodollar Loans, such rate to be notified by the Reference Banks to the Agent. If any Reference Bank is not participating in any Eurodollar Loans (pursuant to Section 5.04 hereof or for any other reason), the Eurodollar Base Rate for such Loans for the applicable Interest Period shall be determined by reference to the amount of the Eurodollar Loans which such Reference Bank would have made had it been participating in such Eurodollar Loans.

          "EURODOLLAR LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

          "EURODOLLAR RATE" shall mean, for any Eurodollar Loans for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the Eurodollar Base Rate for such Loans for such Interest Period divided by 1 minus the Reserve Requirement for such Loans for such Interest Period.

          "EVENT OF DEFAULT" shall mean any of the events described in Article IX hereof.

          "EXCLUDED INDEBTEDNESS" shall have the meaning given to such term in
Section 9.01(e) hereto.

          "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to The Toronto-Dominion Bank (New York Branch) on such day on such transactions with Federal funds brokers of recognized standing as may be determined by the Agent.

          "FRANCHISE" shall mean a franchise, license or other authorization or right to construct, own, operate, promote and/or otherwise exploit any cable television system granted by the Federal Communications Commission (or any successor agency of the Federal government) or any state, county, city, town, village or other local governmental authority.

          "FUNDING COSTS" for any Bank shall mean, with respect to any Eurodollar Loan, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount paid, prepaid or converted or not borrowed or converted for the period from the date of such payment, prepayment or conversion or failure to borrow or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or convert, the Interest Period for such Loan which would have commenced on the date of such failure to borrow or convert) had such principal amount borne interest at the Eurodollar Rate applicable to such Loan over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

          "GATEWAY" shall mean CSC Gateway Corporation, a Delaware corporation.

          "GUARANTEE" shall have the meaning given to such term in Section 8.11 hereof.

          "INDEBTEDNESS" shall mean, as to any Person, Capital Lease Obligations of such Person and other indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services (and including, without limitation, obligations of such Person for property taxes and judgments and other awards giving rise to Permitted Liens described in clauses (ii) and (iii) of the definition of "Permitted Liens" in this Section 1.01) other than accounts payable (other than for borrowed money) incurred in the ordinary course of business of such Person. Without limiting the generality of the foregoing, such term shall include (a) when applied to the Company, all obligations of the Company under Interest Swap Agreements and (b) when applied to the Company or any other Person, all Indebtedness of others Guaranteed by such Person.

          "INTEREST PERIOD" shall mean:

          (a) With respect to any Eurodollar Loans, the period commencing on the date such Eurodollar Loans are made and ending on the same day in the first, second, third, sixth or, subject to availability from each Bank, twelfth calendar month thereafter, as the Company may select as provided in
     Section 2.02 hereof; and

          (b) With respect to any Base Rate Loans, the period commencing on the date such Base Rate Loans are made and ending on the next Quarterly Date thereafter.

Notwithstanding the foregoing: (i) no Interest Period may commence before and end after any Quarterly Date upon which the Commitments are to be reduced pursuant to Section 2.03(a) hereof unless, after giving effect thereto, the aggregate principal amount of the Loans having Interest Periods which end after such Quarterly Date shall be equal to or less than the amount to which the Commitments are to be reduced on such Quarterly Date pursuant to said Section 2.03(a); (ii) no Interest Period with respect to any Loan may end after the Commitment Termination Date; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iv) any Interest Period for a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall, subject to clause (i) above, end on the last Business Day of a calendar month; and (v) no more than 12 Interest Periods for all Eurodollar Loans hereunder shall be in effect at the same time and, if the number of Interest

Periods for Eurodollar Loans would otherwise be in excess of 12, Eurodollar Loans shall not be available hereunder.

          "INTEREST SWAP AGREEMENT" shall mean an interest rate swap, cap or collar agreement or similar arrangement among the Company and its Subsidiaries and one or more banks or financial institutions providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations among one or more of the Company and its Subsidiaries and such banks or financial institutions, either generally or under specific contingencies, as said agreement or arrangement shall be modified and supplemented and in effect from time to time.

          "INVESTMENTS" shall have the meaning given to such term in Section
8.15 hereof.

          "LEASES" shall mean leases and subleases (excluding Capital Lease Obligations), licenses to use real and/or tangible personal property, easements and pole attachments and conduit or trench agreements and other rights to use telephone or utility poles, conduits or trenches.

          "LIENS" shall have the meaning given to such term in Section 8.12 hereof.


          "LOANS" shall mean Base Rate Loans and Eurodollar Loans made pursuant to Section 2.01 hereof.

          "MAJORITY BANKS" shall mean, at any time, Banks having Commitments aggregating at least 60% of the amount of the Total Commitment; provided that such percentage shall be 51% for purposes of such term as used in Section 5.02 hereof.

          "MARGIN STOCK" shall mean "margin stock" as defined in Regulations G and U.

          "MATERIALLY ADVERSE EFFECT" shall mean a materially adverse effect upon (i) the business, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole on a consolidated basis in accordance with generally accepted accounting principles, (ii) the ability of the Company and its Subsidiaries to perform their Obligations hereunder or (iii) the legality, validity, binding nature or enforceability of this Agreement or the Security Agreement.

          "MULTIEMPLOYER PLAN" shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NOTES" shall mean the promissory notes evidencing the Loans provided for by Section 2.05 hereof.

          "OBLIGATIONS" shall mean, collectively, the obligations of the Obligors hereunder in respect of the principal of and interest on the Loans and all obligations in respect of fees and other amounts payable by the Obligors hereunder.

          "OBLIGORS" shall mean, jointly and severally, the Company and CSC, and "OBLIGOR" shall mean the Company or CSC.

          "OPERATING CASH FLOW" shall mean, for any period, the following for the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles: (i) aggregate operating revenues MINUS (ii) aggregate operating expenses (including technical, programming, sales, selling, general administrative expenses and salaries and other compensation, in each case net of amounts allocated to Affiliates, paid to any general partner, director, officer or employee of the Company or any of its Subsidiaries, but excluding interest, depreciation and amortization and, to the extent otherwise included in operating expenses, any losses resulting from a writeoff or writedown of Investments by the Company or any of its Subsidiaries in Affiliates); provided, however, that for purposes of determining Operating Cash Flow, there shall be excluded (x) all management fees paid to the Company during such period other than any such fees paid in cash to the extent not in excess of 3% of Operating Cash Flow as determined without including any such fees and (y) the amortization of deferred installation income.

          "PARTICIPATION AGREEMENT" shall have the meaning given to such term in
Section 11.05(c) hereof.

          "PAYOR" shall have the meaning given to such term in Section 4.04 hereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERMITTED AFFILIATE TRANSACTION" shall mean any transaction by which the Company or any of its Subsidiaries shall (i) pay dividends or make any distribution on its capital stock or other equity securities or pay any of its Indebtedness owed to CSC or any other Restricted Subsidiary, (ii) make any loans or advances to CSC or any other Restricted Subsidiary or (iii) transfer any of its properties or assets to CSC or any other Restricted Subsidiary.

          "PERMITTED LIENS" shall mean, with respect to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or Leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be prosecuting appeal or other proceedings for review (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (iii) Liens for property taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings (and as to which all foreclosures and other enforcement proceedings shall have been fully bonded or otherwise effectively stayed); (iv) Liens in favor of issuers of performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business (but only if junior to the Liens created by the Security Agreement); (v) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of such Person; or (vi) any Lien on any Margin Stock.

          "PERSON" shall mean an individual, a corporation, a partnership, a joint venture or adventure, a trust or estate or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, or any other legal entity.

          "PLAN" shall mean, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by the Company or an ERISA Affiliate or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company or an ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions.

          "POLE RENTAL LEASES" shall mean Leases under which the Company and its Subsidiaries have the right to use telephone or utility poles, conduits or trenches for the purpose of supporting or housing cables of the respective systems.

          "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount payable by the Company under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to 2% above the Base Rate as in effect from time to time PLUS the Applicable Margin for Base Rate Loans; provided that, if such amount in default is principal of a Eurodollar Loan and the due date is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period commencing on the due date and ending on the last day of the Interest Period therefor, 2% above the interest rate for such Loan for such Interest Period as provided in Section 3.03 hereof, and thereafter the rate provided for above in this definition.

          "PREDECESSOR AGENTS" shall mean Citibank, N.A. in its capacity as "Administrative Agent" under the 1990 Agreement, and The Toronto-Dominion Bank Trust Company in its capacity as "Security Agent" under the 1990 Agreement and the Security Agreement.

          "PROHIBITED TRANSACTION" shall mean a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under
Section 4975 of the Code or Section 408 of ERISA.

          "PROPOSED BANK" shall have the meaning given to such term in Section 11.05(h) hereof.

          "QUARTER" shall mean a fiscal quarterly period of the Company.

          "QUARTERLY DATES" shall mean the last day of each March, June, September and December, the first of which shall be on December 31, 1994, provided that, if any such day is not a Business Day, the relevant Quarterly Date shall be the next succeeding Business Day.

          "REDUCTION AMOUNT"  shall have the meaning given to such term in
Section 2.03(a) hereof.

          "REFERENCE BANKS" shall mean The Toronto-Dominion Bank (New York Branch) and The Bank of New York.

          "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATION G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "REGULATORY CHANGE" shall mean, with respect to any Bank, any change on or after the Effective Date in United States Federal, state or foreign laws or regulations (including

Regulation D) or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States Federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "REPORTABLE EVENT" shall mean (i) any of the events set forth in
Section 4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4068(f) or 4063(a) of ERISA or the regulations thereunder, (ii) an event requiring the Company or any ERISA Affiliate to provide security to a Plan under Section 401(a)(29) of the Code and (iii) any failure to make payments required by
Section 412(m) of the Code if such failure continues for 30 days following the due date for any required installment.

          "REQUIRED PAYMENT" shall have the meaning given to such term in
Section 4.04 hereof.

          "REQUIRED PRINCIPAL PAYMENTS" shall mean for any period an amount equal to the excess, if any, of the aggregate amount of Loans outstanding at the beginning of such period over the Total Commitment at the end of such period.

          "RESERVE REQUIREMENT" shall mean, for any Eurodollar Loans of any Bank for any Interest Period, the rate at which such Bank actually is required to maintain reserves (including any marginal, supplemental or emergency reserves) during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves actually required to be maintained by such Bank by reason of any Regulatory Change against (A) any category of liabilities which includes deposits by reference to which the Eurodollar Base Rate for such Eurodollar Loans is to be determined as provided in the definition of "Eurodollar Base Rate" in this
Section 1.01 or (B) any category of extensions of credit or other assets which include Eurodollar Loans.

          "RESTRICTED PAYMENTS" shall mean direct or indirect distributions, dividends or other payments by the Company or any of its Subsidiaries on account of (including, without limitation, sinking fund or other payments on account of the redemption, retirement, purchase or acquisition of) any general or limited partnership or joint venture interest in, or any capital stock of, the Company or such Subsidiary, as the case may be (whether made in cash, property or obligations), other than any such distributions, dividends and other payments made by the Company or any of its Subsidiaries to CSC or any other Restricted Subsidiary.

          "RESTRICTED SUBSIDIARY" shall have the meaning given to such term in the CSC Agreement.

          "SCHEDULED REDUCTION DATE" shall have the meaning given to such term in Section 2.03(a) hereof.

          "SECURITY AGENT" shall mean Toronto Dominion (Texas), Inc., in its capacity as Security Agent under the Security Agreement and its successors in such capacity.

          "SECURITY AGREEMENT" shall mean the Security Agreement among the Company and the Security Agent dated as of May 18, 1990, as amended and in effect from time to time.

          "SUBSCRIBERS' CERTIFICATE" shall mean a certificate of a senior financial executive of the Company in substantially the form of EXHIBIT C hereto.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, joint venture or adventure, trust or estate:

          (a) in the case of a corporation, of which a majority of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

          (b) in the case of a partnership or joint venture, in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests; or

          (c) in the case of a trust or estate, the beneficial interest of such trust or estate is at the time directly or indirectly owned by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries. Notwithstanding the foregoing, "SUBSIDIARY" shall not include Gateway and its Subsidiaries.

          "TERMINATION EVENT" shall mean (i) a Reportable Event, (ii) the termination of a Plan, or the filing of a notice of intent to terminate a Plan, or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (iii) the institution of proceedings to terminate a Plan under Section 4042 of ERISA, or (iv) the appointment of a trustee to administer any Plan under
Section 4042 of ERISA.

          "TOTAL COMMITMENT" shall mean at any time the aggregate amount of the Commitments of all the Banks (as the same may be reduced or otherwise adjusted from time to time as provided in this Agreement).

          "TOTAL DEBT EXPENSE" shall mean, for any period, Total Interest Expense for such period PLUS an amount equal to Required Principal Payments for such period and all other scheduled payments of principal on other Indebtedness of the Company and its Subsidiaries (on a consolidated basis) during such period (including, but not limited to, the principal portion paid with respect to Capital Lease Obligations).

          "TOTAL INTEREST EXPENSE" shall mean, for any period, the aggregate amount of interest accrued in respect of Indebtedness (including the interest component of rentals in respect of Capital Lease Obligations) of the Company and its Subsidiaries (determined on a consolidated basis) during such period. For purposes hereof, the amount of interest accrued in respect of Indebtedness for any period shall be increased (to the extent not already treated as interest expense or income, as the case may be) by the excess, if any, of amounts payable by the Company arising under any Interest Swap Agreements during such period over amounts receivable by the Company thereunder (or reduced by the excess, if any, of such amounts receivable over such amounts payable) and interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capital Lease Obligation in accordance with generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13).

          Section 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect on December 31, 1993, applied on a consolidated basis consistent with the audited financial statements of the Company referred to in Section 8.01 hereof. To enable the ready determination of compliance by the Company with the various covenants set forth in Article VIII hereof, the Company agrees that the fiscal year of itself and each of its Subsidiaries shall end each year on December 31 and the first three Quarters in each year shall end on March 31, June 30 and September 30, respectively.

          Except as otherwise defined herein, all capitalized terms which are used in this Agreement and which are defined in the Security Agreement shall have the respective meanings assigned to such terms in the Security Agreement.

                                   ARTICLE II

                                      LOANS


          Section 2.01 LOANS. Each Bank severally agrees, on the terms and conditions set forth in this Agreement:

          (a) THE LOANS. On or after the Effective Date, to make one or more Loans to the Obligors from time to time on any Business Day prior to the Commitment Termination Date in an aggregate principal amount not to exceed at any time outstanding such Bank's Commitment.

          (b) TYPES OF LOANS. The Loans, at the option of the Company, may be made as, and from time to time continued as or converted into, Base Rate Loans or Eurodollar Loans of any permitted type, or any combination thereof; PROVIDED, HOWEVER, that each borrowing of Loans shall be in an aggregate amount equal to $500,000 or an integral multiple of $250,000 in excess thereof.

          Section 2.02 MANNER OF BORROWING; CONVERSION AND CONTINUATION. (a) NOTICE OF BORROWING. The Company shall give the Agent (which shall promptly notify the Banks) notice of each borrowing of Loans hereunder substantially in the form of SCHEDULE 2.02(A)(I) hereto, which notices shall be irrevocable and effective only upon receipt by the Agent, shall specify the aggregate amount, the type or types and date of the Loans to be borrowed and (in the case of Eurodollar Loans) the duration of the Interest Period therefor and shall be given not later than 11:00 a.m. New York time on the day which is not less than the number of Business Days prior to the date of such borrowing specified below:

          Type                Number Of Business Days
          ----                -----------------------

          Base Rate Loan                1
          Eurodollar Loan               3


Notwithstanding the foregoing, any notice given by the Company to the Agent under this Section 2.02(a) may be given orally by telephone and confirmed in writing within one Business Day. In the case of any discrepancies between oral and written notices received by the Agent, the oral notice shall be effective as understood in good faith by the Agent.

          (b) FUNDING. Not later than 11:00 a.m. New York time on the date specified for borrowing hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Agent in immediately available funds, for the account of the Obligors. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Obligors by depositing the same, in immediately available funds, in a joint account of the Obligors designated by the Company or by wiring the same, in immediately available funds, to any account specified by the Company in its notice of borrowing.

          (c) CONVERSION AND CONTINUATION. (i) All or any part of the principal amount of any Loan may, on any Business Day, be converted into another type or types of Loans, except that Eurodollar Loans may be converted only on the last day of the applicable Interest Period.

             (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Eurodollar Loans of any type. Each Eurodollar Loan shall continue as a Eurodollar Loan until the end of the then current Interest Period therefor, at which time it shall be automatically converted into a Base Rate Loan unless the Company shall have given the Agent notice in accordance with Section 2.02(c)(iv) hereof requesting either that such Eurodollar Loans continue as Eurodollar Loans of such type for another Interest Period or that such Eurodollar Loans be converted into Eurodollar Loans of another type at the end of such Interest Period.

           (iii) Notwithstanding anything to the contrary contained in Section 2.02(c)(i) or (ii), during an Event of Default, the Agent shall, at the direction of the Majority Banks, notify the Company that Loans may only be converted into or continued as Loans of certain specified types and, thereafter, until no Event of Default shall continue to exist, Loans may not be converted into or continued as Loans of any type other than one or more of such specified types.

             (iv) The Company shall give the Agent (which shall promptly notify the Banks) notice of each conversion or continuation of Loans hereunder substantially in the form of SCHEDULE 2.02(C) hereto, which notices shall be irrevocable and effective only upon receipt by the Agent, shall specify (x) the aggregate amount and the type of the Loans to be converted or continued and (in the case of Eurodollar Loans) the duration of the Interest Period therefor, (y) the requested date of such conversion or continuation and (z) the amount and type or types of Loans into which such Loans are to be converted or as which such Loans are to be continued, and shall be given not later than 11:00 a.m. New York time on the day which is not less than the number of Business Days prior to the date of such conversion or continuation into or as the type of Loans specified below:

               Type           Number Of Business Days
               ----           -----------------------

          Base Rate Loan                1
          Eurodollar Loan               3

Notwithstanding the foregoing, any notice given by the Company to the Agent under this Section 2.02(c)(iv)) may be given orally by telephone and confirmed in writing within one Business Day. In the case of any discrepancies between oral and written notices received by the Agent, the oral notice shall be effective as understood in good faith by the Agent.

     Section 2.03  REDUCTIONS AND CHANGES OF COMMITMENTS.

          (a) SCHEDULED REDUCTIONS TO TOTAL COMMITMENT. Subject to the adjustments described in Section 2.03(c) hereof, the Total Commitment shall be automatically reduced on each Quarterly Date falling on or nearest to the date specified in column (x) below (each such Quarterly Date, a "Scheduled Reduction Date") by the Dollar amount specified in column (y) below opposite such date (the "Reduction Amount"):

     (x)                                (y)
Quarterly Date
Falling On Or Nearest To         Reduction Amount
- ------------------------         ----------------

March 31, 1997                     $1,250,000.00
June 30, 1997                      $1,250,000.00
September 30, 1997                 $1,250,000.00
December 31, 1997                  $1,250,000.00
March 31, 1998                     $2,500,000.00
June 30, 1998                      $2,500,000.00
September 30, 1998                 $2,500,000.00
December 31, 1998                  $2,500,000.00
March 31, 1999                     $3,000,000.00
June 30, 1999                      $3,000,000.00
September 30, 1999                 $3,000,000.00
December 31, 1999                  $3,000,000.00
March 31, 2000                     $3,000,000.00
June 30, 2000                      $3,000,000.00
September 30, 2000                 $3,000,000.00
December 31, 2000                  $3,000,000.00
March 31, 2001                     $3,250,000.00
June 30, 2001                      $3,250,000.00
September 30, 2001                 $3,250,000.00
December 31, 2001                  $3,250,000.00
March 31, 2002                     $3,250,000.00
June 30, 2002                      $3,250,000.00
September 30, 2002                 $3,250,000.00
December 31, 2002                  $3,250,000.00
March 31, 2003                     $5,000,000.00
June 30, 2003                      $5,000,000.00.


The Total Commitment shall be reduced to zero on the Commitment Termination
Date.

          (b) OPTIONAL REDUCTIONS AND TERMINATIONS. The Company shall have the right to terminate or reduce the unutilized Total Commitment at any time or from time to time, provided that (i) the Company shall give notice of each such termination or reduction to the Agent at least two Business Days prior thereto and (ii) each partial reduction thereof shall be in an aggregate amount at least equal to $5,000,000.

          (c) ADJUSTMENTS TO SCHEDULED REDUCTIONS. Upon any reduction of the Total Commitment pursuant to Section 2.03(b) hereof on any date, the schedule set forth in Section 2.03(a) hereof shall be adjusted, after giving effect to any prior adjustments thereto pursuant to this Section 2.03(c), by reducing the Reduction Amount set forth in column (y) of such schedule opposite each Scheduled Reduction Date occurring after such date by an amount equal to (x) the amount of such reduction of the Total Commitment effected pursuant to Section 2.03(b) hereof multiplied by (y) a fraction, the numerator of which is such Reduction Amount as then in effect and the denominator of which is the Total Commitment then in effect.

          (d) NO REINSTATEMENT. The Total Commitment once terminated or reduced may not be reinstated.

          (e) PRO RATA TREATMENT. Except to the extent otherwise provided herein, each reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata in accordance with their respective Commitment Percentages.

          Section 2.04 COMMITMENT FEE. The Obligors shall pay to the Agent for the account of each Bank a commitment fee (the "Commitment Fee") on the daily average unutilized amount of such Bank's Commitment for the period from and including the earlier of (x) the Effective Date and (y) October 31, 1994 to but not including the earlier of the date such Bank's Commitment is terminated and the Commitment Termination Date, at a rate per annum equal to 3/8 of 1%. For purposes of calculating the Commitment Fee, the Commitment of each Bank shall be deemed to be utilized in an amount equal to the sum of the aggregate outstanding principal amount of such Bank's Loans. Accrued Commitment Fees under this
Section 2.04 shall be payable in arrears on each Quarterly Date.

          Section 2.05 NOTES. (a) FORM OF NOTES. The Loans made by each Bank shall be evidenced by a single Note of the Obligors in substantially the form of EXHIBIT A(1) hereto, dated the Effective Date and payable to the order of such Bank in a principal amount equal to its Commitment as originally in effect, and otherwise duly completed.

          (b) ENDORSEMENTS. Each Bank is hereby authorized by the Obligors to endorse on a schedule attached to each Note of such Bank (or any continuation thereof) the amount and date of each Loan made by such Bank to the Obligors hereunder, and the amount of each payment on account of principal of such Loan received by such Bank, provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Obligors under such Note or hereunder in respect of such Loans.

          Section 2.06 LENDING OFFICES. The Loans of each type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office set forth on SCHEDULE 2.06 for Loans of such type.

          Section 2.07 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither the Agent nor any Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Obligors at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall, subject to Section 9.01 hereof, be entitled to protect and enforce its rights arising out of this Agreement and its Note and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

          Section 2.08 USE OF PROCEEDS. The proceeds of the Loans made hereunder shall be used only for the general business purposes of the Company and its Subsidiaries and for any transaction or activity in which the Company and its Subsidiaries are permitted to engage under the provisions of this Agreement.


                                   ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST


          Section 3.01 OPTIONAL PREPAYMENTS. Either Obligor may, at any time and from time to time (subject, in the case of Eurodollar Loans, to Section 5.05 hereof), prepay Loans upon not less than two Business Days' prior notice to the Agent (which shall promptly notify the Banks), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be not less than $300,000) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date.

          Section 3.02 REPAYMENT OF LOANS. On each Scheduled Reduction Date, the Obligors shall pay to the Agent for the account of the Banks the excess, if any, of (i) the aggregate principal amount of the Loans outstanding on such Scheduled Reduction Date over (ii) the Total Commitment (after giving effect to any termination or reduction thereof pursuant to Section 2.03(a) hereof) on such Scheduled Reduction Date, together with interest thereon accrued to such Scheduled Reduction Date and any amounts payable pursuant to Section 5.05 hereof in connection therewith.

          Section 3.03 INTEREST. (a) The Obligors hereby promise to pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

              (i) if such Loan is a Base Rate Loan, the Base Rate PLUS the Applicable Margin; and

             (ii) if such Loan is a Eurodollar Loan, the Eurodollar Rate for such Loan for the Interest Period therefor PLUS the Applicable Margin.

Notwithstanding the foregoing, the Obligors hereby promise to pay to the Agent for the account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank, and on any other amount payable by the Obligors hereunder to or for the account of such Bank (but, if such amount is interest, only to the extent legally enforceable), which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

          (b) Accrued interest on each Loan shall be payable (i) on the last day of each Interest Period for such Loan (and, if such Interest Period is longer than three months (in the case of a Eurodollar Loan) on each three-month anniversary of the first day of such Interest Period) and (ii) when such Loan shall be due (whether at maturity, by reason of prepayment or acceleration or otherwise) or converted. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Banks and the Obligors thereof.


                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.


          Section 4.01 PAYMENTS. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Obligors hereunder and under the Notes shall be made in Dollars, in immediately available funds, to the Agent not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Agent, or any Bank for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of either of the Obligors with the Agent or such Bank, as the case may be. The Obligors shall, at the time of making each payment hereunder or under any Note, specify to the Agent the Loans or other amounts payable by the Obligors hereunder to which such payment is to be applied (but in the event that either of the Obligors fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole discretion, but subject to Section 4.02 hereof). Each payment received by the Agent hereunder or under any Note for account of a Bank shall be paid promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

          Section 4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) subsequent to the initial borrowing hereunder, the Loans shall be made by the Banks pro rata according to their respective Commitment Percentages; (b) each payment by either Obligor of principal of the Loans shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by the Banks; (c) each payment by either Obligor of interest on Loans of a particular type shall be made to the Agent for the account of the Banks holding Loans of such type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks; and (d) each payment of the Commitment Fee shall be made for the account of the Banks pro rata in accordance with their respective Commitment Percentages.

          Section 4.03 COMPUTATIONS. Interest on Eurodollar Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Base Rate Loans and the Commitment Fee shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          Section 4.04 NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Bank or either of the Obligors (the "PAYOR") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Obligors are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at the Federal Funds Rate.

          Section 4.05 SHARING OF PAYMENTS, ETC. Each of the Obligors agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for account of the Obligors or any Subsidiary of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans hereunder, which is not paid when due (regardless of whether such balances are then due to either Obligor or any Subsidiary of the Company), in which case it shall promptly notify each Obligor and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof. If a Bank shall obtain payment of any principal of or interest on any Loan made by it to the Obligors under this Agreement, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the amounts then due hereunder by the Obligors to such Bank than the percentage received by other Banks, it shall promptly purchase from such other Banks participations in the Loans made by such other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such excess payment (net of any expense which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and interest on the Loans held by each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Obligors agree that any Bank so purchasing a participation in the Loans made by other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Obligors. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.05 to share in the benefits of any recovery on such secured claim.

                                    ARTICLE V

                         YIELD PROTECTION AND ILLEGALITY


          Section 5.01  ADDITIONAL COSTS IN RESPECT OF LOANS.

          (a) The Obligors shall pay to the Agent for the account of each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining any Eurodollar Loans hereunder or its commitment to make such Eurodollar Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of such Eurodollar Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of such Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or of its Applicable Lending Office for such Eurodollar Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

          (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including such Eurodollar Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitments of such Bank; or

          (iii) imposes any other condition affecting this Agreement or the Commitment of such Bank (or any of such extensions of credit or liabilities).

Each Bank will notify the Obligors through the Agent of any event which will entitle such Bank to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Obligors through the Agent) will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, provided that neither Obligor shall be obligated to compensate any Bank under this Section 5.01(a) for any Additional Costs incurred more than six months prior to the date the respective Bank requests the Company for such compensation, except for periods preceding such date but which are after the date such Bank notified the Obligors of the possibility that such

Additional Costs might be incurred as a result of the respective Regulatory Change. Each Bank will furnish the Company with a statement setting forth the basis and amount of each request by such Bank for compensation under this
Section 5.01(a). If any Bank requests compensation from the Obligors under this
Section 5.01(a), the Company may, by notice to such Bank through the Agent, require that such Bank's Loans of the type with respect to which such compensation is requested be converted into Base Rate Loans in accordance with
Section 5.04 hereof.

          (b)  Without limiting the effect of the foregoing provisions of this
Section 5.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on any Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes any Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Obligors (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect.

          (c)  Without limiting the effect of the foregoing provisions of this
Section 5.01 (but without duplication), the Obligors shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for Capital Maintenance Costs with respect to its Loans or Commitment (such compensation to include, without limitation an amount equal to any reduction of the rate of return on assets or equity of such Bank to a level below that which such Bank could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Company that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation, provided that neither Obligor shall be obligated to compensate any Bank under this Section 5.01(c) for any such costs incurred more than six months prior to the date the respective Bank requests the Obligors for such compensation, except for periods preceding such date but which are after the date such Bank notified the Obligors of the possibility that such costs might be incurred.

          (d) Determinations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change on its costs of making or maintaining Loans or maintaining its Commitment or on amounts receivable by it in respect of Loans or such Commitment, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

          Section 5.02 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, with respect to any Eurodollar Loans:

          (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans as provided in this Agreement; or

          (b) the Majority Banks determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rates of interest for such Loans are to be determined do not adequately cover the cost to such Banks of making or maintaining such Loans;

then the Agent shall promptly notify the Obligors and each Bank thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make Eurodollar Loans of the affected type.

          Section 5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement to the contrary, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Loans hereunder, or (b) maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Obligors thereof through the Agent (which notice shall include a statement explaining the nature of such unlawfulness) and such Bank's obligation to make Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans and such Bank's outstanding Eurodollar Loans shall be converted into Base Rate Loans in accordance with
Section 5.04 hereof.

          Section 5.04  CERTAIN CONVERSIONS OF LOANS PURSUANT TO SECTION 5.01 OR
5.03. If the obligation of any Bank to make any type of Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof (Loans of such type being herein called "AFFECTED LOANS" and such type being herein called the "AFFECTED TYPE"), all Loans which would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01 or 5.03 hereof has occurred and such Bank determines that it is required to convert such Loans, then, by notice to the Obligors with a copy to the Agent, all Affected Loans of such Bank then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Bank in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans.

          Section 5.05 COMPENSATION. (a) The Obligors shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, costs or expense incurred by it as a result of:

              (i) any payment, prepayment or conversion of a Eurodollar Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Article IX hereof) on a date other than the last day of an Interest Period for such Loan; or

             (ii) any failure by either Obligor for any reason (including, without limitation, the failure of any of the conditions precedent specified in Article VII hereof to be satisfied) to borrow or convert a Eurodollar Loan to be made by such Bank on the date for such borrowing specified in the relevant notice of borrowing under Section 2.02 hereof.

          (b) Such compensation shall include Funding Costs in the case of any payment, prepayment or conversion of, or failure to borrow or convert, any Loan made or to be made as a Eurodollar Loan.

          Section 5.06 REPLACEMENT OF BANKS. If any Bank requests compensation pursuant to Section 5.01, or such Bank's obligation to make or continue, or to convert Loans of any other type into, any type of Eurodollar Loan shall be suspended pursuant to Section 5.02 or 5.03, the Company, upon three Business Days' notice to the Agent and such Bank, may require that such Bank transfer all of its right, title and interest under this Agreement, the CSC Agreement and the CNYC Agreement and such Bank's Notes and notes under the CSC Agreement and the CNYC Agreement to any bank or financial institution identified by the Company with the consent of the Agent (which consent shall not be unreasonably withheld), such assignment to be made pursuant to an Assignment and Acceptance Agreement substantially in the form of EXHIBIT H hereto (an "Assignment and Acceptance") (a) if such proposed transferee agrees to assume all of the obligations of such Bank for consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including the amounts so requested pursuant to Section 5.01, any fees accrued hereunder and any amounts that would be payable under Section 5.05 as if all of such Bank's Loans were being prepaid in full on such date) and (b) if such Bank being replaced has requested compensation pursuant to Section 5.01, such proposed transferee's aggregate requested compensation, if any, pursuant to Section 5.01 with respect to such replaced Bank's Loans would be lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements of the Company contained in Sections 5.01 and 11.03 (without duplication of any payments made to such Bank by the Company or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 5.06 with respect to the time prior to such replacement.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT


          Section 6.01 INITIAL LOAN. The obligation of each Bank to make its initial Loan hereunder is subject to the satisfaction of the following conditions precedent on or prior to the date of such initial Loan:

          (a) EXECUTION AND NOTES. This Agreement shall have been duly executed and delivered by each of the Obligors, the Banks and the Agent, and the Obligors shall have executed and delivered to each Bank its respective Note evidencing the Loans to be made by such Bank hereunder.

          (b) SIGNATURES. The Obligors shall have certified to the Agent (with copies to be provided for each Bank) the name and signature of each of the persons authorized to sign on its respective behalf such of this Agreement, the Notes and the Security Agreement to which it is a party and to borrow under this Agreement. The Banks may conclusively rely on such certifications until they receive notice in writing from the applicable Obligor to the contrary.

          (c) PROOF OF ACTION. The Agent shall have received certified copies of all necessary action taken by each of the Obligors to authorize the execution, delivery and performance of such of this Agreement, the Notes and the Security Agreement to which it is a party.

          (d) OPINIONS OF COUNSEL TO THE OBLIGORS. The Agent shall have received opinions of:

                (i) Robert Lemle, Esq., General Counsel to the Obligors, substantially in the form of Exhibit E hereto;

               (ii) Sullivan & Cromwell, special New York counsel to the Obligors, substantially in the form of Exhibit F(1) hereto;

               (iii) Waters, McPherson, McNeill, special New Jersey counsel to the Obligors, substantially in the form of Exhibit F(2) hereto; and

               (iv)  Piper & Marbury, special FCC counsel to the
          Obligors, substantially in the form of Exhibit F(3) hereto;

     and covering such other matters as any Bank or Banks or special New York counsel to the Agent, Winthrop, Stimson, Putnam & Roberts, may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are satisfactory to special counsel to the Agent and such other opinions state that the Banks are entitled to rely thereon).

          (e) OPINION OF BANKS' COUNSEL. Each Bank shall have received an opinion of Winthrop, Stimson, Putnam & Roberts, special New York counsel to the Agent, substantially in the form of EXHIBIT G hereto and covering such other matters as any Bank or Banks may reasonably request.

          (f) SECURITY AGREEMENT. The Agent shall have received duly executed and delivered the Security Agreement.
          (g) CSC CONDITIONS. All conditions precedent to the initial extension of credit under Article VII of the CSC Agreement shall have been satisfied.

          (h) FEES. The Company shall have paid to CSC such portion of the fees paid by CSC to the Agent pursuant to Section 7.01(j) of the CSC Agreement as may have been determined by the Company and CSC.

          (i) OTHER DOCUMENTS. Such other documents and papers relating to the documents referred to herein and the transactions contemplated hereby as any Bank or special counsel to the Banks shall reasonably require.

          (j) REGULATORY APPROVALS. The Obligors shall have obtained the approval of the BPU with respect to this Agreement.

          (i) FUNDING ADJUSTMENT. The Company shall have made arrangements satisfactory to the Agent such that, after giving effect to the initial extension of credit hereunder, the outstanding Loans hereunder shall be made by the Banks pro rata in accordance with their respective Commitment Percentages.

          Section 6.02 EACH LOAN. The obligation of each Bank to make each of its Loans (including its initial Loan) hereunder (which shall not include any conversion or continuation of any outstanding Loan) is subject to the additional conditions precedent that: (i) no Default shall have occurred and be continuing; (ii) the representations and warranties in Article VII hereof shall be true on and as of the date of the making of, and after giving effect to, such Loan with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and (iii) to the extent requested by the Agent or any Bank, a senior executive of the Obligors shall have so certified to the Agent.


                                   ARTICLE VII

                                 REPRESENTATIONS


          Each of the Obligors represents, warrants and covenants as follows:

          Section 7.01 EXISTENCE AND POWER. Each of CSC and the Company and its Subsidiaries is a limited or general partnership or corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it except for qualifications the lack of which, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect, and each of CSC and the Company and its Subsidiaries has full power, authority and legal right to make and perform such of this Agreement, the Notes and the Security Agreement to which it is a party.

          Section 7.02 SUBSIDIARIES. As at the Effective Date and the date of the initial Loan hereunder, the Company has no Subsidiaries other than those set forth on SCHEDULE 7.02.

          Section 7.03 AUTHORITY; NO CONFLICT. The making and performance by each of the Obligors of such of this Agreement, the Notes and the Security Agreement to which it is a party, and each extension of credit hereunder, have been duly authorized by all necessary action and do not and will not: (i) subject to the consummation of the action described in Section 7.12 hereof, violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of either Obligor's partnership agreement, charter or by-laws presently in effect; or (ii) result in the breach of, or constitute a default or require any consent (except for the consents described on SCHEDULE 7.03 hereto, each of which has been duly obtained) under, any existing indenture or other agreement or instrument to which either Obligor or any of the Company's Subsidiaries is a party or its properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Agreement) upon or with respect to any of the properties or assets now owned or hereafter acquired by either Obligor or any of the Company's Subsidiaries.

          Section 7.04  FINANCIAL CONDITION.  The Company has furnished to each
Bank:

              (i) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 1993, and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the fiscal year ended on said date, said financial statements having been certified by KPMG Peat Marwick; and

             (ii) The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 1994, and the related unaudited consolidated statements of operations and cash flows for the six months ended on said date.

All financial statements referred to above are complete and correct in all material respects (subject, in the case of the unaudited financial statements referred to above, to year-end and audit adjustments) and fairly present the financial condition of the respective entity or groups of entities which is or are the subject of such financial statements (as stated above), on a consolidated basis to the extent so indicated above, as at the respective dates of the balance sheets included in such financial statements and the results of operations of such entity or groups of entities for the respective periods ended on said dates. None of the Company and its Subsidiaries had on any of said dates any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments or operations which are substantial in amount, except as referred to or reflected or provided for in said financial statements as at said respective dates or as disclosed to the Banks in writing prior to the date hereof. Except as disclosed to the Banks in writing prior to the date hereof, since December 31, 1993 there has been no material adverse change in the financial condition (from that shown by the respective balance sheets as at December 31, 1993 and June 30, 1994 included in said financial statements) or the businesses or operations of the Company and the Subsidiaries taken as a whole on a consolidated basis.


          Section 7.05  LITIGATION; ETC.  Except as disclosed to the Banks on
SCHEDULE 7.05, there are no lawsuits or other proceedings pending, or to the knowledge of the Company or any of its Subsidiaries threatened, against the Company or any of its Subsidiaries or any of their respective properties or assets, before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect. Neither the Company nor any of its Subsidiaries is in default under or in violation of or with respect to any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, or any Franchise, except for minor defaults which, if continued unremedied, are not likely to have a Materially Adverse Effect.

          Section 7.06 TITLES AND LIENS. Except as set forth on SCHEDULE 8.12, each of the Company and its Subsidiaries has good title to its properties and assets, free and clear of all Liens except those permitted by Section 8.12 hereof.

          Section 7.07 REGULATIONS G AND U. None of the proceeds of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. If requested by any Bank, the Obligors will furnish to the Banks statements in conformity with the requirements of Regulations G and U.

          Section 7.08 TAXES. Each of the Company and its Subsidiaries has filed all material tax returns which are required to be filed under any law applicable thereto except such returns as to which the failure to file, singly or in the aggregate, has not had and will not have a Materially Adverse Effect, and has paid, or made provision for the payment of, all taxes shown to be due pursuant to said returns or pursuant to any assessment received by the Company or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided or as to which the failure to pay, singly or in the aggregate, has not had and is not likely to have a Materially Adverse Effect.

          Section 7.09 OTHER CREDIT AGREEMENTS. SCHEDULE 8.10 (Existing Indebtedness), SCHEDULE 8.11 (Existing Guarantees) and SCHEDULE 8.12 (Existing Liens) contain complete and correct lists, as at the date hereof and the date of the initial Loan hereunder, of all credit agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees and other instruments presently in effect (including Capital Lease Obligations) providing for, evidencing, securing or otherwise relating to any Indebtedness of the Company in a principal or face amount equal to $150,000 or more and such lists correctly set forth the names of the debtor or lessee and creditor or lessor with respect to the Indebtedness outstanding or to be outstanding thereunder, the rate of interest or rentals, a description of any security given or to be given therefor, and the maturity or maturities or expiration date or dates thereof.

          Section 7.10 FULL DISCLOSURE. None of the financial statements referred to in Section 7.04 hereof or any written statements delivered pursuant to Section 7.02, 7.04 or 7.15 (each of which has heretofore been furnished to each Bank) contains, as at the date hereof or the date of the initial Loan, any untrue statement of a material fact nor do such financial statements and such written statements, taken as a whole, omit to state a material fact necessary to make the statements contained therein not misleading.

          Section 7.11 NO DEFAULT. None of the Company and its Subsidiaries is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a Materially Adverse Effect.

          Section 7.12 APPROVAL OF REGULATORY AUTHORITIES. Except as set forth on SCHEDULE 7.03 hereto and other than the approvals of the BPU referred to in
Section 6.01(j) hereof, no approval or consent of, or filing or registration with, any Federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Obligors of such of this Agreement, the Notes and the Security Agreement to which they are a party. All such described action required to be taken as a condition to the execution and delivery of such of this Agreement, the Notes and the Security Agreement to which the Obligors are a party has been duly taken by all such commissions and authorities or other Persons, as the case may be, and all such action required to be taken as a condition to the initial Loan hereunder has been or will be duly taken prior to such initial Loans.

          Section 7.13 BINDING AGREEMENTS. This Agreement and the Security Agreement constitute, and the Notes when executed and delivered will constitute, the legal, valid and binding obligations of each of the Obligors, enforceable in accordance with their respective terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          Section 7.14 FRANCHISES. SCHEDULE 7.14 hereto contains a complete and correct list, as of the date hereof and the date of the initial Loan hereunder, of all of the Franchises granted to the Company and its Subsidiaries, in each case together with the expiration date thereof, or for which applications have been made, or are planned to be made, by the Company or any of its Subsidiaries.

          Section 7.15 COLLECTIVE BARGAINING AGREEMENTS. Except as disclosed to the Banks in writing prior to the Effective Date, there are no collective bargaining agreements between the Company or its Subsidiaries and any trade or labor union or other employee collective bargaining agent.

          Section 7.16 INVESTMENTS. SCHEDULE 8.15 hereto contains a complete and correct list, as at the date hereof, of all Investments of the Company and its Subsidiaries in excess of $350,000, showing the respective amounts of each such Investment and the respective entity in which each such Investment has been made.


                                  ARTICLE VIII

            PARTICULAR COVENANTS OF THE COMPANY AND ITS SUBSIDIARIES


          From the Effective Date and so long as the Commitments of the Banks shall be in effect and until the payment in full of all Obligations hereunder and the performance of all other obligations of the Obligors under this Agreement and the Security Agreement, each of the Company and its Subsidiaries agrees that, unless the Majority Banks shall otherwise consent in writing:

          A.  INFORMATIONAL COVENANTS:

          Section 8.01 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company will deliver to each Bank:

          (a) As soon as available and in any event within 60 days after the end of each of the first three Quarters of each fiscal year of the Company: (i) consolidated statements of operations and reconciliation of capital amounts and sources and applications of funds of the Company and its consolidated Subsidiaries, taken together, for such Quarter and for the period from the beginning of such fiscal year to the end of such Quarter and (ii) the related consolidated balance sheets of the Company and its Subsidiaries, taken together, as at the end of such Quarter (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the corresponding Quarter in the preceding fiscal year), all in reasonable detail and accompanied by a certificate in the form of EXHIBIT D(1) hereto of a senior financial executive of the Company certifying such financial statements, subject, however, to year-end and audit adjustments, which certificate shall include a statement that the senior financial executive signing the same has no knowledge, except as specifically stated, that any Default has occurred and is continuing.

          (b) As soon as available and in any event within 120 days after the end of each fiscal year of the Company: (i) consolidated statements of operations and reconciliation of capital accounts and sources and applications of funds of the Company and its consolidated Subsidiaries, taken together, for such fiscal year and (ii) the related consolidated balance sheets of the Company and its consolidated Subsidiaries, taken together as at the end of such fiscal year (which financial statements shall set forth in comparative form the corresponding figures as at the end of and for the preceding fiscal year), all in reasonable detail and accompanied by (x) an opinion of KPMG Peat Marwick or other independent certified public accountants of recognized standing selected by the Company and reasonably acceptable to the Majority Banks as to said consolidated financial statements and a certificate of such accountants stating that, in making the examination necessary for said opinion, they obtained no knowledge, except as specifically stated, of any failure by the Company or any of its Subsidiaries to perform or observe any of its covenants relating to financial matters in this Agreement or the Security Agreement, and (y) a certificate in the form of EXHIBIT D(2) hereto of a senior financial executive of the Company, stating that such financial statements are correct and complete and fairly present the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year and that the executive signing the same has no knowledge, except as specifically stated, that any Default has occurred and is continuing.

          (c) Promptly after their becoming available, copies of all financial statements and reports which the Company or any of its Subsidiaries shall have sent its shareholders generally (other than tax returns unless specifically requested under clause (h) of this Section 8.01), and copies of all regular and periodic reports, if any, which the Company or any Subsidiary of the Company shall have filed with the Securities and Exchange Commission, or any governmental agency substituted therefor, or with any national securities exchange, or with the Federal Communications Commission, or any governmental agency substituted therefor.

          (d) Within 60 days after the end of each of the first three Quarters of each year, and within 120 days after the end of each fiscal year of the Company, a Compliance Certificate, duly completed with respect to such Quarter or fiscal year, as the case may be.

          (e) Within 35 days after the end of each calendar month, a Subscribers' Certificate, duly completed with respect to such month.

          (f) Promptly, notice of the termination, cancellation, nonrenewal or other loss of any Franchise for a cable television system or systems that has had or is likely to have, either alone or in conjunction with all other such losses, a Materially Adverse Effect, the filing of a competing application in connection with any proceeding for renewal of any such Franchise and of any proceeding which involves a material risk of the termination, cancellation, nonrenewal or other loss of any such Franchise.

          (g) As soon as possible and in any event within ten days after any senior executive of the Company or any Subsidiary of the Company or of any general partner of any Subsidiary shall have obtained knowledge of the occurrence of a Default, a statement describing such Default and the action which is proposed to be taken with respect thereto.

          (h) From time to time, with reasonable promptness, such further information regarding the business, affairs and financial condition of the Company or any of its Subsidiaries or any of their respective Affiliates or other affiliates as any Bank may reasonably request.

          B.  AFFIRMATIVE COVENANTS:

          Section 8.02 TAXES AND CLAIMS. Each of the Company and its Subsidiaries will pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties or assets belonging to it, and all fees or other charges for Franchises, prior to the date on which penalties attach thereto, and all other lawful claims which, if unpaid, might become a Lien (other than Permitted Liens) upon the property of the Company or any of its Subsidiaries or result in the loss of a Franchise, provided that none of the Company and any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy, fee or other charge the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves in accordance with generally accepted accounting principles with respect thereto.

          Section 8.03 INSURANCE. Each of the Company and its Subsidiaries will maintain insurance issued by responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company or such Subsidiary operates. The Company will furnish to any Bank, upon the request of such Bank from time to time, full information as to the insurance maintained in accordance with this Section 8.03.

          Section 8.04 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Each of the Company and its Subsidiaries will preserve and maintain its existence and all of its rights, privileges and franchises (including Franchises), except (i) where a failure to do so, singly or in the aggregate, is not likely to have a Materially Adverse Effect or (ii) pursuant to a Permitted Affiliate Transaction.

          Section 8.05 MAINTENANCE OF AND ACCESS TO PROPERTIES. Each of the Company and its Subsidiaries will keep all of its properties and assets necessary in its business in good working order and condition, ordinary wear and tear excepted, and will permit representatives of the respective Banks to inspect such properties, and to examine and make extracts from its books and records, during normal business hours.

          Section 8.06 COMPLIANCE WITH APPLICABLE LAWS. Each of the Company and its Subsidiaries will comply with the requirements of all applicable, including but not limited to environmental, laws, rules, regulations and orders of any governmental body or regulatory authority a breach of which is likely to, singly or in the aggregate, have a Materially Adverse Effect, except where contested in good faith and by proper proceedings if it maintains adequate reserves in accordance with generally accepted accounting principles with respect thereto.

          Section 8.07 LITIGATION. Each of the Company and its Subsidiaries will promptly give to the Agent notice in writing (and the Agent will notify each Bank) of all litigation and of all proceedings before any courts, arbitrators or governmental or regulatory agencies against it or, to its knowledge, otherwise affecting it or any of its respective properties or assets, except litigation or proceedings which, if adversely determined, is not likely to, singly or in the aggregate, have a Materially Adverse Effect. Following the initial notice of each such litigation or proceeding, supplementary notices of all material developments in respects thereof shall be given from time to time in like manner.

          Section 8.08 NO SUBSIDIARIES. The Company owns no Subsidiaries and will not acquire or form any other direct or indirect Subsidiary other than Cablevision Lightpath, PROVIDED however, that the Company will (by documentation satisfactory to the Majority Banks) (i) cause the capital stock of Cablevision Lightpath to be pledged or otherwise assigned to the Agent as additional Collateral under the Security Agreement, (ii) cause Cablevision Lightpath to undertake all of the obligations of an "Obligor" under this Agreement and of a "Securing Party" under the Security Agreement and to create on its revenue and assets all of the Liens to be created by a "Securing Party" under the Security Agreement and (iii) take and will cause Cablevision Lightpath to take any additional actions as may be reasonably determined by the Majority Banks as necessary to effect the purposes of this Section 8.08.

          Section 8.09 FRANCHISES. The Company and its Subsidiaries will comply with all of their obligations under their respective Franchises, except for failures to comply which, singly or in the aggregate, are not likely to have a Materially Adverse Effect.

          C.  NEGATIVE COVENANTS:

          Section 8.10 INDEBTEDNESS. Neither the Company nor any of its Subsidiaries will create, incur or suffer to exist any Indebtedness except:

              (i)  Indebtedness hereunder;

             (ii) short-term Indebtedness incurred for working capital purposes from one or more of the Banks up to but not exceeding $2,000,000 in aggregate principal amount at any one time outstanding;

            (iii) obligations under or in respect of Interest Swap Agreements up to an aggregate notional principal amount not to exceed at any time the Total Commitment at such time;

             (iv) Guarantees and letters of credit permitted by Section 8.11 hereof;

              (v)  Indebtedness to any Subsidiary of the Company or the Company;


             (vi) Indebtedness in respect of Capital Lease Obligations, so long as the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed the sum of $1,000,000; and

            (vii) all other Indebtedness issued and outstanding on the date hereof to the extent set forth on SCHEDULE 8.10 hereto and any renewals, extensions or refundings thereof in a principal amount not to exceed the amount so renewed, extended or refunded.

          Section 8.11 CONTINGENT LIABILITIES. Neither the Company nor any of its Subsidiaries will, directly or indirectly (including, without limitation, by means of causing a bank to open a letter of credit), guarantee, endorse, contingently agree to purchase or to furnish funds for the payment or maintenance of, or otherwise be or become contingently liable upon or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or guarantee the payment of dividends or other distributions upon the stock or other ownership interests of any Person, or agree to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of its obligations or to assure a creditor against loss (all such transactions being herein called "GUARANTEES"), except:

              (i) endorsements of negotiable instruments for deposit or collection in the ordinary course of business;

             (ii)  the Guarantees described in SCHEDULE 8.11;

            (iii) Guarantees by the Company or one or more of its Subsidiaries of Indebtedness of, and other obligations (incurred in the ordinary course of business) of, any other Restricted Subsidiary;

             (iv) Capital Lease Obligations to the extent they constitute Guarantees by reason of having been assigned by the lessor to a lender to such lessor (provided that the obligors in respect of such Capital Lease Obligations do not increase their liability by reason such assignment);

              (v) surety bonds in an aggregate amount at any one time not to exceed $5,000,000; and

             (vi) Guarantees of Indebtedness which would constitute Investments which are not prohibited by Section 8.15 (other than by reason of subsection (iv) thereof).

          Section 8.12 LIENS. Neither the Company nor any of its Subsidiaries will create or suffer to exist any mortgage, pledge, security interest, conditional sale or other title retention agreement, lien, charge or encumbrance upon any of its assets, now owned or hereafter acquired, securing any Indebtedness or other obligation (all such security being herein called "LIENS"), except:

              (i) Liens on tangible personal property securing Indebtedness owed to the Company;

             (ii) Liens securing Indebtedness permitted by Section 8.10(vi) hereof to the extent such Liens attach solely to the assets (x) subject to Capital Leases constituting such Indebtedness or (y) acquired with the proceeds of such Indebtedness;

             (iii)  the Liens provided for by the Security Agreement;

            (iv)  Permitted Liens; and

             (v) other Liens on tangible personal property in effect on the date hereof to the extent set forth on SCHEDULE 8.12 hereto.

In addition, neither the Company nor any of its Subsidiaries will enter into or permit to exist any undertaking by it or affecting any of its properties whereby the Company or such Subsidiary shall agree with any Person (other than the Banks or the Agent) not to create or suffer to exist any Liens in favor of any other Person.

          Section 8.13 LEASES. Neither the Company nor any of its Subsidiaries will incur, assume or have outstanding any obligation to pay rent under Leases (as lessee, guarantor or otherwise) except:

              (i) Pole Rental Leases and Leases of microwave transmission and/or reception rights related to the operation of the Company and its Subsidiaries;

             (ii) obligations under Leases by one Subsidiary of the Company to another Subsidiary of the Company; and

            (iii) obligations under Leases of equipment and other real or personal property for use in the ordinary course of its business.

          Section 8.14 MERGERS, ACQUISITIONS AND DISPOSITIONS, ETC. (a) Neither the Company nor any of its Subsidiaries will consolidate or merge with any Person, or sell, lease, license, assign, transfer or otherwise dispose of any part of its business, assets or rights except:

               (i) dispositions by the Company or any of its Subsidiaries of their respective businesses, assets and rights to CSC or any other Restricted Subsidiary;

              (ii) subject to Section 8.18 hereof, sales by the Company or any of its Subsidiaries to Affiliates of surplus inventory, equipment and fixed assets originally acquired for use by the Company or such Subsidiary in its own business;

             (iii) dispositions in the ordinary course of business (including dispositions of obsolete or worn-out property and other property reasonably determined by the management of the disposing entity to be not used or useful in its business); and

              (iv)   dispositions of any Margin Stock.

          (b) Neither the Company nor any of its Subsidiaries will purchase or acquire assets from, or the business or assets of, any other Person except the purchase of assets in the ordinary course of business as conducted on the Effective Date by the Company and its Subsidiaries.

          Section 8.15 INVESTMENTS. Neither the Company nor any of its Subsidiaries will make or permit to remain outstanding any advances, loans, accounts receivable (other than (x) accounts receivable arising in the ordinary course of business of the Company or such Subsidiary or (y) accounts receivable owing to the Company from Cablevision of Newark or Cablevision Lightpath for management services (other than such accounts receivable that constitute direct or out-of-pocket expenses relating to such services) provided by the Company to Cablevision of Newark or Cablevision Lightpath) or other extensions of credit (excluding, however, accrued and unpaid interest in respect of any advance, loan or other extension of credit) or capital contributions to (by means of transfers of property to others, or payments for property or services for the account or use of others, or otherwise), or purchase or own any stocks, bonds, notes, debentures or other securities (including, without limitation, any interests in any partnership, joint venture or joint adventure) of, or any bank accounts with, or Guarantee any Indebtedness or other obligations of, any Person (all such transactions being herein called "INVESTMENTS"), except:

            (i) bank accounts with, and banker's acceptances and certificates of deposit of, banks having a combined capital and surplus of at least $100,000,000;

           (ii) readily marketable securities issued or guaranteed by the United States Government and commercial paper rated P-1 by the National Credit Office of Moody's Investors Service Inc. or bearing a similar rating by another nationally recognized rating agency;

          (iii) dispositions permitted under Section 8.14(a) hereof that are Investments;

           (iv)  Guarantees permitted by Section 8.11 hereof;

            (v)  loans and advances to CSC or any other Restricted
     Subsidiary;

           (vi)  Investments in Gateway and Cablevision Lightpath, to the extent
     (A) such Investments are made with proceeds of advances, loans or extensions of credit, or capital contributions, by CSC to the Company and
     (B) any approvals or consents of the BPU required in connection with such Investment have been obtained by the Company; and

          (vii) Investments outstanding as of the date hereof to the extent set forth on SCHEDULE 8.15 hereto.

          Section 8.16 RESTRICTED PAYMENTS. Neither the Company nor any of its Subsidiaries will, directly or indirectly, make any Restricted Payment.

          Section 8.17 BUSINESS. Neither the Company nor any of its Subsidiaries will engage in any business other than developing, constructing, owning, acquiring, altering, repairing, financing, operating, maintaining, publishing, distributing, promoting and otherwise exploiting cable television systems and related businesses, including, without limitation, telecommunications services.

          Section 8.18 TRANSACTIONS WITH AFFILIATES. Neither the Company nor any of its Subsidiaries will effect any transaction with any of its Affiliates that is not a Restricted

Subsidiary on a basis less favorable to the Company or such Subsidiary than would at the time be obtainable for a comparable transaction in arm's-length dealing with an unrelated third party.

          Section 8.19 ISSUANCE OF STOCK. The Company will not permit any of its Subsidiaries to issue any shares of stock or other ownership interests in such Subsidiary other than to the Company.

          D.  FINANCIAL COVENANTS:

          Section 8.20  OPERATING CASH FLOW

          (a) OPERATING CASH FLOW TO TOTAL INTEREST EXPENSE. The Company and its Subsidiaries will cause, for each Quarter, the ratio of Operating Cash Flow for the period of two Quarters ending with such Quarter to Total Interest Expense for such period of two Quarters ending with such Quarter to be at least
2.0 to 1.0 at any time from and after the Effective Date.

          (b) OPERATING CASH FLOW TO TOTAL DEBT EXPENSE. The Company and its Subsidiaries will cause, for each Quarter, the ratio of Operating Cash Flow for the period of two Quarters ending with such Quarter to Total Debt Expense for such period of two Quarters ending with such Quarter to be at least the following respective amounts at any time during the following respective periods:



               PERIOD                        RATIO

from and including the Effective
    Date to and including Quarter
    ended December 31, 1995                1.20 to 1

on and after the Quarter ended
    March 31, 1996                         1.30 to 1.


          Section 8.21 CASH FLOW RATIO. The Company and its Subsidiaries will not permit the Cash Flow Ratio to exceed the following respective amounts at any time during the following respective periods:


               PERIOD                        RATIO

from and including the Effective
   Date to and including December
   31, 1995                                4.50 to 1

on and after January 1, 1996               4.00 to 1.

                                   ARTICLE IX

                                    DEFAULTS


          Section 9.01 EVENTS OF DEFAULT. If any one of the following "EVENTS OF DEFAULT" shall occur and be continuing, namely:

          (a) Any representation or warranty in Article VII hereof, in the Security Agreement, or in any certificate, statement or other document furnished to the Banks or the Agent under this Agreement or the Security Agreement (including, without limitation, any amendment to any of the foregoing), or any certification made or deemed to have been made by either Obligor to any Bank hereunder, shall prove to have been incorrect, or shall be breached, in any material respect, when made or deemed made; or

          (b) Default when due of any principal on any Note, or default when due of interest on any Note or any other amount payable to any Bank or the Agent hereunder or under the Security Agreement and the failure to pay such interest or other amount by 11:00 a.m. on the second next following Business Day; or

          (c) Default by the Company or any of its Subsidiaries in the performance or observance of any of its agreements in Article VIII hereof (other than Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.06, 8.07 and 8.15 hereof but including Section 8.01(g) hereof) or default by the Company or any of its Subsidiaries in the performance or observance of any of its agreements in the Security Agreement; or

          (d) Default by the Company or any of its Subsidiaries in the performance or observance of any of its other agreements herein which shall remain unremedied for 30 days after notice thereof shall have been given to the Company by any Bank (provided that such period shall be five days and no such notice shall be required in the case of a default under Section 8.01(e) or 8.15 hereof and provided further that such period shall be fifteen days and no such notice shall be required in the case of a default under Section 8.01(d) hereof); or

          (e) Any Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount of $750,000 or more, excluding any Indebtedness for the deferred purchase price of property or services owed to the Person providing such property or services as to which the Company or such Subsidiary is contesting its obligation to pay the same in good faith and by proper proceedings and for which the Company or such Subsidiary has established appropriate reserves (herein called "EXCLUDED INDEBTEDNESS"), shall (i) become due before stated maturity by the acceleration of the maturity thereof by reason of default or

(ii) become due by its terms and shall not be promptly paid or extended; or

          (f) Any default under any indenture, credit agreement or loan agreement or other agreement or instrument under which Indebtedness of the Company or any of its Subsidiaries constituting indebtedness for borrowed money in an aggregate principal amount of $300,000 or more is outstanding (other than Excluded Indebtedness), or by which any such Indebtedness is evidenced, shall have occurred and shall continue for a period of time sufficient to permit the holder or holders of any such Indebtedness (or a trustee or agent on its or their behalf) to accelerate the maturity thereof or to enforce any Lien provided for by any such indenture, agreement or instrument, as the case may be, unless such default shall have been permanently waived by the respective holder of such Indebtedness; or

          (g) The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (vi) file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (vii) acquiesce in writing to, or fail to controvert in a timely and appropriate manner, any petition filed against the Company or any of its Subsidiaries in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing; or

          (h) A case or other proceeding shall be commenced, without the application, approval or consent of the Company or any of its Subsidiaries, in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding up, or composition or readjustment or debts of the Company, the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or any of its Subsidiaries or of all or any substantial part of its assets, or any other similar action with respect to the Company under the laws of bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for any period of 30 consecutive days, or an order for relief against the Company or any of its Subsidiaries shall be entered in an involuntary case under the Federal bankruptcy laws (as now or hereafter in effect); or

          (i) A judgment for the payment of money in excess of $150,000 shall be rendered against the Company or any of its Subsidiaries and such judgment shall remain unsatisfied and in effect for any period of 30 consecutive days without a stay of execution or (if a stay is not provided for by applicable law) without having been fully bonded; or

          (j) Any Franchise issued to the Company or any of its Subsidiaries shall be revoked or canceled or expire by its terms and not be renewed, or shall be modified in a manner adverse to the Company or any of its Subsidiaries utilizing such Franchise, if such action is likely to have a Materially Adverse Effect; or

          (k) (i) Any Termination Event shall occur; (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan;
(iii) any Person shall engage in any Prohibited Transaction involving any Plan;
(iv) the Company or any ERISA Affiliate is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Company's or any ERISA Affiliate's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Plan; (v) the Company or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Plan under Title IV of ERISA and which, when aggregated with all other such amounts with respect to the payment of which the Company and its ERISA Affiliates are at the time in default, exceeds $100,000; (vi) a proceeding shall be instituted by a fiduciary of any Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; and by reason of any or all of such events described in clauses (i) through (vi) as applicable there shall or could result in actual or potential liability of the Company and any ERISA Affiliate in excess of $100,000 in the aggregate; or

          (l) CSC shall either cease to own 100% of the common stock of the Company or any Person other than CSC shall obtain the legal or contractual right to own, or to cause the transfer of the ownership of, any of the common stock of the Company, without regard to any required approval of any other Person;

THEREUPON, the Agent may (and, if directed by the Majority Banks, shall) by notice to the Company, terminate the Commitments of the Banks hereunder (if then outstanding) and/or declare the unpaid principal of and accrued interest on the Notes, and all other amounts owing hereunder, to be forthwith due and payable, whereupon the same shall be and become forthwith due and payable, without presentment or demand for payment, notice of nonpayment, protest or further notice or demand of any kind, all of which are hereby expressly waived by the Company (provided that the Banks' Commitments hereunder shall forthwith terminate and the unpaid principal of and accrued interest on the Notes, and all other amounts owing hereunder, shall automatically become and be forthwith due and payable upon the occurrence of any event specified in clause (g) or (h) above without any such notice or other action, all of which are hereby expressly waived by the Company).

                                    ARTICLE X

                                    THE AGENT


          Section 10.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the Security Agreement with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Security Agreement, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the Security Agreement and shall not by reason of this Agreement and the Security Agreement be a trustee for any Bank. The Agent shall not be responsible to any of the Banks for any recitals, statements, representations or warranties contained in this Agreement or the Security Agreement, or in any certificate or other document referred to or provided for in, or received by any of the Banks under, this Agreement or the Security Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Security Agreement or any other document referred to or provided for herein or for any failure by either Obligor to perform any of its obligations hereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under the Security Agreement or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

          Section 10.02 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof received by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or the Security Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 10.03 DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on the Obligations) unless the Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to
Section 10.07 hereof) take such action with respect to such Default as shall be reasonably directed by the Majority Banks, provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks.

          Section 10.04 RIGHTS AS A BANK. With respect to its Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company, its Subsidiaries, CSC and any of their affiliates as if it were not acting as Agent, and the Agent and its affiliates may accept fees and other consideration from the Company, its Subsidiaries and CSC for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

          Section 10.05 INDEMNIFICATION. The Banks agree to indemnify the Agent and the Predecessor Agents (to the extent not reimbursed under Section
11.03 hereof, but without limiting the obligations of the Company under said
Section 11.03), ratably in accordance with the aggregate principal amount of the Obligations held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Predecessor Agent in any way relating to or arising out of this Agreement or the Security Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Company is obligated to pay under
Section 11.03 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified.

          Section 10.06 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of CSC, the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, or the Security Agreement or any other document contemplated by or referred to herein. The Agent shall not be required to keep itself informed as to the performance or observance by the Company and its Subsidiaries and CSC of this Agreement or to inspect the properties or books of the Company and its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company, its Subsidiaries and CSC (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates.

          Section 10.07 FAILURE TO ACT. Except for action expressly required of the Agent hereunder or under the Security Agreement, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          Section 10.08 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Obligors and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank organized under the laws of the United States of America or any State having an office (or an affiliate with an office) in New York, New York and a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After the retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

          Section 10.09 AGENCY FEE. So long as the Commitments are outstanding and until payment in full of all Obligations hereunder, the Obligors will pay to the Agent such fees as may have been agreed to by the Company and the Agent. Such fees, once paid, shall be non-refundable.


                                   ARTICLE XI

                                  MISCELLANEOUS


          Section 11.01 NO WAIVER. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          Section 11.02 NOTICES. All notices and other communications provided for herein shall be by telegraph, cable or in writing and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified in SCHEDULE 11.02 hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in Section 2.02 hereof, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, four Business Days after the date deposited in the mails, airmail postage prepaid, in each case given or addressed as aforesaid.

          Section 11.03 EXPENSES, ETC. The Company or CSC shall pay or reimburse each of the Banks and the Agent for: (a) the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts, special New York counsel to the Agent, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other documents contemplated by or referred to herein, the making of the Loans hereunder and the perfection of the security interests under the Security Agreement and (ii) any amendment, modification or waiver of any of the terms of this Agreement, the Notes, the Security Agreement or any of such other documents; (b) all reasonable costs and expenses of the Banks and the Agent (including reasonable counsels' fees and expenses) in connection with the enforcement, protection, preservation or exercise of any of their rights under this Agreement, the Notes, the Security Agreement and the other documents contemplated by or referred to herein; and
(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, any of the Notes or any other document referred to herein. Each Obligor shall (to the fullest extent permitted by applicable law) indemnify the Agent, the Banks and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or in any way relate to or result from any actual or proposed use by either Obligor of the proceeds of any Loan hereunder and/or the negotiation, execution, delivery or performance of this Agreement or the Notes or any Loan made or to be made hereunder or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Obligors shall reimburse the Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) incurred in connection with any such investigation or proceeding (but excluding any such losses, liabilities, claims, damages, or expenses to the extent, but only to the extent, caused by action taken which constitutes the gross negligence or willful misconduct of the Person to be indemnified). If and to the extent that the obligations of either Obligor under the preceding sentence may be unenforceable for any reason, such Obligor shall make the maximum contribution to the payment and satisfaction of each of the losses, liabilities, claims, damages and expenses referred to above as may be permitted by applicable law.

          Section 11.04 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor any consent to any departure by either Obligor therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Majority Banks, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) increase the Commitment of any of the Banks, extend the Commitment Termination Date or any date on which the Commitments are scheduled to reduce hereunder, or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, or fees with respect to, the Obligations or the amount of any scheduled payments thereof; (c) postpone any date fixed for payment of principal of, or interest on, or fees with respect to, the Obligations or the Notes; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Obligations, or the number of Banks which shall be required for the Banks or any of them to take any action under this Agreement or the Security Agreement;
(e) release all or a significant portion of the Collateral; or (f) change any provision contained in Section 4.05, Articles V, VI, Section 11.03 or this
Section 11.04.

          Section 11.05  SUCCESSORS AND ASSIGNS.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (b) The Obligors may not sell or assign their respective rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent.

          (c) At any time after the Effective Date, a Bank may sell a participation in part of its rights and obligations under such Bank's Commitment under this Agreement and the Notes to one or more commercial banks or investment companies that enter into participations of the type contemplated by this
Section 11.05 in the ordinary course of their business and that qualify as "accredited investors," as such term is defined in Regulation D of the Securities Act of 1933, as amended (each, a "participant"), such participant's rights against such Bank to be set forth in a participation agreement (a "Participation Agreement"); PROVIDED, HOWEVER, that (i) such Bank shall submit in writing to the Company and to the Agent a request that each of the Company and the Agent consent to the choice of such participant, (ii) the Company and the Agent shall consent in writing to the choice of such participant prior to the time of effectiveness of such participation, such consent not to be unreasonably withheld or delayed, (iii) such participation, when added to the contemporaneous participations made by such Bank under the CSC Agreement and the CNYC Agreement, must be in an amount not less than $10,000,000 (iv) such participation shall be sold pro rata between such Bank's Commitment, such Bank's CSC Commitment and such Bank's CNYC Commitment based on the relationship of each such Commitment to such Bank's Aggregate Commitment and (v) in the event such Bank was party to this Agreement on the Effective Date, after giving effect to such participation, such Bank's Aggregate Commitment not so participated shall be at least $10,000,000. All amounts payable by the Obligors to any Bank under
Article V hereof shall be determined as if such Bank had not sold any such participations and as if such Bank were funding all of its Commitments and Loans in the same way that it is funding the Commitments and Loans in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under its Participation Agreement to refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in such Participation Agreement that it will not, without the consent of such participant, agree to (A) extend the Commitment Termination Date or any date on which any Commitments are scheduled to reduce hereunder, (B) reduce the principal of, or interest on, the Obligations or under the Notes or any Commitment Fee, (C) postpone any date fixed for payment of the principal of, or interest on, the Obligations or under the Notes or (D) consent to any release of all or a significant portion of the Collateral. Any Bank selling a participation hereunder shall promptly notify the Company of the effectiveness thereof.

          (d) At any time after the Effective Date, a Bank may assign part of its rights and obligations under such Bank's Commitment under this Agreement and the Notes to one or more commercial banks (each, an "assignee") pursuant to an Assignment and Acceptance; PROVIDED, that (i) such Bank shall submit in writing to the Company and the Agent a request that each of the Company and the Agent consent to the choice of such assignee, (ii) the Company and the Agent shall consent in writing to the choice of such assignee prior to the time of effectiveness of such assignment, such consent not to be unreasonably withheld or delayed, (iii) such assignment, when added to the contemporaneous assignments made by such Bank under the CSC Agreement and the CNYC Agreement, must be in an aggregate amount not less than $10,000,000, (iv) such assignment shall be made pro rata between such Bank's Commitment, such Bank's CSC Commitment and such Bank's CNYC Commitment based on the relationship of each such Commitment to such Bank Aggregate Commitment, (v) the parties to each assignment shall execute and deliver to the Agent, for its approval, acceptance and recording in the books and records maintained pursuant to Section 11.05(f) hereof an Assignment and Acceptance, together with a processing and recordation fee of, when added to the processing and recordation fees under the contemporaneous assignments under the CSC Agreement and the CNYC Agreement, $2,500 and (vi) in the event such Bank was party to this Agreement on the Effective Date, after giving effect to such assignment, such Bank's Aggregate Commitment shall be at least $10,000,000. Upon such execution, delivery, approval, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto, and to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Notes and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations hereunder and under the Notes. Any Bank making an assignment hereunder shall promptly notify the Company of the effectiveness thereof. In the event of any such assignment, the Obligors shall, against receipt of the existing Notes of the Bank assignor, issue new Notes to the Bank assignee and, in the case of a partial assignment, to such Bank assignor, in either case appropriately reflecting such assignment.

          (e) By executing and delivering an Assignment and Acceptance, the Bank assignor hereunder and the assignee thereunder shall confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the Security Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty with respect to the financial condition of either Obligor or the performance or observance by either Obligor of any of its obligations under this Agreement, the Security Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 7.04 and 8.01 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Security Agreement as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the Security Agreement are required to be performed by it as a Bank.

          (f) The Agent shall maintain books and records in which shall be recorded (i) the names and addresses of the Banks and the Commitments of, and principal amount of Obligations owing to, each Bank from time to time; (ii) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all interest, fees (including attorneys' fees and disbursements to the extent reimbursable hereunder), expenses, charges and other Obligations; and (iii) all payments of Obligations made by the Obligors or for the Obligors' account. All entries in such books and records shall be made in accordance with the Agent's customary accounting practices as in effect from time to time. The Agent will render a quarterly statement to the Obligors detailing all relevant transactions for billing purposes. Each and every such statement shall be deemed final, binding and conclusive upon the Company in all respects as to all matters reflected therein (absent manifest error), unless the Company, within 15 days after the date such statement is rendered, delivers to the Agent written notice of any objections which the Company may have to such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Company. Notwithstanding the foregoing, the Agent's entries in the books and records evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon the

Company (absent manifest error) as to the existence and amount of the Obligations recorded in such books and records.

          (g) The Agent shall maintain at the applicable address for notices as determined in accordance with Section 11.02 hereof a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in such books and records the names and addresses of each Bank and the Commitment of, and principal amount of the Loans owing to, such Bank from time to time. The Obligors, the Agent and the Banks may treat each Person whose name is so recorded as a Bank hereunder for all purposes of this Agreement.

          (h) If any Bank (or, if such Bank has participated in any part of its Loans or Commitment, any of such Bank's participants) does not agree with a proposal of the Company for an amendment, waiver or consent in respect of an issue described in the penultimate sentence of 11.05(c) hereof, the Obligors may require that such Bank (and each of its participants, if any) transfer all of its right, title and interest under this Agreement and such Bank's Note to any Person identified by the Obligors who agrees to assume the obligations of such Bank (a "PROPOSED BANK") for a consideration equal to the outstanding principal amount of such Bank's Loans, together with interest thereon to the date of such transfer and all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts which would be payable under Section 5.05 as if all of such Bank's Loans were being prepaid in full on such date). Subject to the execution and delivery of such instruments and agreements relating to such transfer as the Banks (including the Proposed Bank and such Bank) shall request, such Proposed Bank shall be a "Bank" for all purposes hereunder.

          (i) A Bank may furnish any information concerning the Company or any of its Subsidiaries or CSC in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

          (j) Notwithstanding anything in the foregoing to the contrary, (x) each Bank may, without complying with any restrictions set forth in this Section 11.05, sell a participation or assign all or any part of its rights and obligations under such Bank's Commitment under this Agreement and Notes to any affiliate of such Bank, PROVIDED that the Company shall consent to the choice of such affiliate, such consent not to be unreasonably withheld or delayed, and PROVIDED, HOWEVER, that any participation or assignment made by such affiliate to a non-affiliate must be effected contemporaneously with its other affiliates such that the non-affiliate participant or assignee holds pro rata amounts of the Commitment, the CSC Commitment and the CNYC Commitment as if such participation or assignment had been made by such Bank; and (y) each Bank may at any time, without complying with any restrictions set forth in Section 11.05, assign all or any portion of its rights under this

Agreement and its Note to a Federal Reserve Bank, PROVIDED that such assignment shall not release the Bank assignor from its obligations under this Agreement.

          Section 11.06 SURVIVAL. The obligations of the Company under Sections 5.01, 5.05 and 11.03 hereof shall survive the repayment of the Loans.

          Section 11.07 SENIOR INDEBTEDNESS. The Obligations (including, without limitation, the obligations of the Obligors to pay, when due (whether at stated maturity, by acceleration or otherwise), the principal of and interest on the Loans to be made by the Banks to the Obligors pursuant to Section 2.01 hereof and the obligations of the Company and its Subsidiaries with respect to Interest Swap Agreements shall constitute "Senior Indebtedness" as such term is defined in all documents to which CSC or any Restricted Subsidiary is a party.

          Section 11.08 CONDITIONS TO EFFECTIVENESS; ASSIGNMENT. (a) This Agreement shall become effective on the first day (the "Effective Date") on which (i) this Agreement and the CSC Agreement shall have been duly executed by the parties hereto and thereto and (ii) the conditions precedent to the initial Loan under Article VI hereof shall have been satisfied, at which time, the 1990 Agreement shall be amended and restated by this Agreement. If no Effective Date shall occur, the 1990 Agreement shall remain in full force and effect.

          (b) Upon the Effective Date, each bank party to the 1990 Agreement shall be deemed to have assigned, without representation or warranty, all of its rights thereunder to the Banks pro rata in accordance with their respective Commitment Percentages. Upon such assignment, each bank (other than a Bank) so deemed to have assigned its rights shall be released from all duties and obligations under the 1990 Agreement and shall have no further duties or obligations under this Agreement.


          Section 11.09 LIABILITY OF GENERAL PARTNERS AND OTHER PERSONS. No general partner of any Subsidiary of the Company which is a partnership, joint venture or joint adventure shall have any personal liability in respect of such Subsidiary's obligation under this Agreement, the Notes or the Security Agreement by reason of his, her or its status as such general partner. In addition, no limited partner, officer, employee, director, stockholder or other holder of an ownership interest of or in CSC, the Company or any of its Subsidiaries or any partnership, corporation or other entity which is a stockholder or other holder of an ownership interest of or in the Company, any of its Subsidiaries or CSC shall have any personal liability in respect of such obligations by reason employee of his, her or its status as such limited partner, officer, director, stockholder or holder.

          Section 11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 11.11 WAIVER. THE COMPANY, ITS SUBSIDIARIES, CSC, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH ANY OF THEM IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, THE SECURITY AGREEMENT, THE NOTES OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

          Section 11.12 ENTIRE AGREEMENT. This Agreement, the Security Agreement and the Notes embody the entire agreement among the Obligors and the Banks and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 11.13 GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

          Section 11.14 CAPTIONS, ETC. Captions, section headings and the table of contents appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 11.15 WAIVER OF CERTAIN DEFENSES. The obligations of each Obligor to pay amounts hereunder and under the Notes in accordance with the terms hereof and thereof shall survive irrespective of the validity and enforceability of this Agreement, the Notes or the Security Agreement against, or the obligations of, the other Obligor hereunder or thereunder, the value or sufficiency of the Collateral and any other circumstance that might otherwise affect the liability of such other Obligor. The obligations of each Obligor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the other Obligor is rescinded or must be otherwise restored by any holder of the obligations guaranteed hereunder whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Obligors agree that they will indemnify the Banks and the Agent on demand for reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Banks or the Agent in connection with such rescission or restoration.

          Section 11.16 RELEASE; ACCEPTANCE OF RELEASE. (a) RELEASE. (i) Each Obligor hereby releases the other Obligor from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise), any "claims" (as defined in Section 101(5) of the Bankruptcy Code), whether arising under applicable law or otherwise, to which such Obligor is or would at any time be entitled by virtue of its obligations under the Notes or this Agreement, any payment made pursuant hereto or the exercise by the Banks of their rights with respect to the Collateral, including any such claims to which such Obligor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

               (ii) To the extent not released by the Obligors under Section 11.16(a)(i), each Obligor agrees that it shall not be entitled to any rights of subrogation, exoneration, reimbursement and contribution in respect of any obligations hereunder until payment in full of all of the Obligations.

          (b) ACCEPTANCE OF RELEASE. The Company hereby accepts the releases effected by Section 11.16(a) and by Section 15.B of the Security Agreement (as defined in the CSC Agreement) and agrees not to restore or attempt to restore any of the rights thereby released.

          (ii) CSC hereby accepts the releases effected by Section 11.16(a) hereof and by Section 15.H of the Security Agreement (as defined herein) and agrees not to restore or attempt to restore any of the rights thereby released.

          Section 11.17 AUTHORIZATION OF THIRD PARTIES TO DELIVER INFORMATION AND DISCUSS AFFAIRS. The Obligors hereby confirms that it has authorized and directed each Person whose preparation or delivery to the Agent or the Banks of any opinion, report or other information is a condition or covenant under this Agreement (including under Article VI and Article VII) to so prepare or deliver such opinions, reports or other information for the benefit of the Agent and the Banks. The Obligors agree to confirm such authorizations and directions provided for in this Section 11.17 from time to time as may be requested by the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                       CABLEVISION OF NEW JERSEY, INC.


                       By /s/ Barry O'Leary
                          ------------------------------
                          Title:  Senior Vice President,
                                  Finance and Treasurer


                       CABLEVISION SYSTEMS CORPORATION


                       By /s/ Barry O'Leary
                          ------------------------------
                          Title:  Senior Vice President,
                                  Finance, and Treasurer

COMMITMENT

  $7,500,000                  THE TORONTO-DOMINION BANK,
                                Grand Cayman Islands
                                Branch, B.W.I.


                              By /s/ Melissa B. Nigro
                                 ---------------------------------
                                 Title:  Manager of Syndications
                                         and Credit Administration

  $5,500,000                  BANK OF MONTREAL,
                                Chicago Branch
                                as Bank and Co-Agent


                              By /s/ Yvonne Bos
                                 ---------------------------------
                                 Title:  Managing Director

  $5,500,000                  THE BANK OF NEW YORK
                                as Bank and Co-Agent


                              By /s/ Bart Partington
                                 ---------------------------------
                                 Title:   Vice President

  $5,500,000                  THE BANK OF NOVA SCOTIA,
                                as Bank and Co-Agent


                              By /s/ Mark Vigil
                                 ---------------------------------
                                 Title:  Relationship Manager

  $5,500,000                  THE CANADIAN IMPERIAL BANK
                                OF COMMERCE,
                                as Bank and Co-Agent


                              By /s/ Deborah Strek
                                 ---------------------------------
                                 Title:  Authorized Signatery

  $5,500,000                  NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                              By /s/ W. Hutchinson McClendon IV
                                 ---------------------------------
                                 Title:  Vice President

  $3,750,000                  CREDIT LYONNAIS
                                Cayman Island Branch


                              By /s/ M. Burnadette Collins
                                 ---------------------------------
                                 Title:  Vice President

  $3,750,000                  MELLON BANK, N.A.


                              By /s/ G. Louis Ashley
                                 ---------------------------------
                                 Title:  First Vice President

  $3,750,000                  ROYAL BANK OF CANADA


                              By /s/ Barbara Meijer
                                 ---------------------------------
                                 Title:  Manager

  $2,750,000                  THE FIRST NATIONAL BANK OF BOSTON


                              By /s/ David B. Herter
                                 ---------------------------------
                                 Title:  Director

  $2,750,000                  THE CHASE MANHATTAN BANK
                                 (NATIONAL ASSOCIATION)


                              By /s/ John F. Shearson
                                 ---------------------------------
                                 Title:  Managing Director

  $2,750,000                  CHEMICAL BANK


                              By /s/ Jeffrey C. Howe
                                 ---------------------------------
                                 Title:  Vice President

  $2,000,000                  BANQUE PARIBAS


                              By /s/ Phillippe Vuarchex
                                 ---------------------------------
                                 Title:  Vice President


                              By /s/ Errol Antzis
                                 ---------------------------------
                                 Title:  Group Vice President

  $2,000,000                  CITIBANK, N.A.


                              By /s/ Robert Keller
                                 ---------------------------------
                                 Title:  Assistant Vice President

  $2,000,000                  THE FIRST NATIONAL BANK OF
                              CHICAGO


                              By /s/ Elaine I. Khalil
                                 ---------------------------------
                                 Title:  Vice President

  $2,000,000                  SHAWMUT BANK CONNECTICUT, N.A.


                              By /s/ Anne E. Dorsey
                                 ---------------------------------
                                 Title:  Director

  $1,250,000                  BARCLAYS BANK PLC


                              By /s/ Michael Ballard
                                 ---------------------------------
                                 Title:  Associate

  $1,250,000                  BANK OF AMERICA, ILLINOIS


                              By /s/ Robert A. Curley, Jr.
                                 ---------------------------------
                                 Title:  Managing Director

  $1,250,000                  CORESTATES BANK, N.A.


                              By /s/ Edward L. Kittrell
                                 ---------------------------------
                                 Title:  Vice President

  $1,250,000                  FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA


                              By /s/ William F. Laporte III
                                 ---------------------------------
                                 Title:  Vice President

  $1,250,000                  THE FUJI BANK LIMITED,
                              New York Branch


                              By /s/ Toru Maeda
                                 ---------------------------------
                                 Title:  Joint General Manager

  $1,250,000                  LTCB Trust Company


                              By /s/ Hiroshi Sasaki
                                 ---------------------------------
                                 Title:  Senior Vice President

  $1,250,000                  NATIONAL WESTMINSTER BANK USA


                              By /s/ Eric S. Meyer
                                 ---------------------------------
                                 Title:  Vice President

  $1,250,000                  PNC BANK, National Association


                              By /s/ Scott C. Meves
                                 ---------------------------------
                                 Title:  Vice President

  $1,250,000                  SOCIETE GENERALE


                              By /s/ Bryan G. Petermann
                                 ---------------------------------
                                 Title:  Vice President

  $1,250,000                  UNION BANK


                              By /s/ Steven D. Olson
                                 ---------------------------------
                                 Title:  Vice President


$75,000,000
- -----------
- -----------


                              TORONTO DOMINION (TEXAS), INC.,
                                as Agent


                              By /s/ Melissa B. Nigro
                                 ---------------------------------
                                 Title:  Vice President

                                        SCHEDULE 2.02(a)(i)






                            [Form of Notice of Loans]



                                 NOTICE OF LOANS

                                                                          [date]


Toronto Dominion (Texas), Inc.
  Company, as Agent
  for the Banks parties to the Credit
  Agreement referred to below
909 Fannin Street
Suite 1700
Houston, Texas  77010
Attention:  Agency Department

Ladies and Gentlemen:

          Reference is hereby made to the First Amended and Restated Credit Agreement dated as of September __, 1994, as amended and supplemented (the "Credit Agreement"), among Cablevision of New Jersey, Inc., Cablevision Systems Corporation, the Banks which are parties thereto, the Co-Agents parties thereto and Toronto Dominion (Texas), Inc. as Agent. Terms defined in the Credit Agreement that are used herein shall have the respective meanings assigned to such terms therein.

          Pursuant to Section 2.02(a)(i) of the Credit Agreement, the Company hereby gives notice of a proposed borrowing of Loans, and in that connection sets forth below the terms on which such borrowing (the "Proposed Borrowing") is requested to be made:

          (A)  Date of Proposed Borrowing    ___________________
          (B)  Amount of Proposed Borrowing  ___________________
          (C)  Type of Loan (1)              ___________________

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

- ---------------------
(1)  Specify the duration of the Interest Period in the case of Eurodollar
     Loans.

          (a) The representations and warranties in Article VII of the Credit Agreement are true with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date; and

          (b)  No Default has occurred and is continuing.



                         CABLEVISION OF NEW JERSEY, INC.


                         By_____________________________

                                                                SCHEDULE 2.02(c)


                 [Form of Notice of Conversion or Continuation]


                      NOTICE OF CONVERSION OR CONTINUATION


Toronto Dominion (Texas), Inc.
  Company, as Agent
  for the Banks parties to the Credit
  Agreement referred to below
909 Fannin Street
Suite 1700
Houston, Texas  77010
Attention:  Agency Department

Date:

Ladies and Gentlemen:

          Reference is made to the First Amended and Restated Credit Agreement dated as of September __, 1994, as amended and supplemented, among Cablevision of New Jersey, Inc., Cablevision Systems Corporation, the Banks which are parties thereto, the Co-Agents Parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement that are used herein shall have the respective meanings assigned to such terms therein. The undersigned hereby gives notice pursuant to Section 2.02(c) of the Credit Agreement of its desire to convert or continue the Loans specified below into or as Loans of the types and in the amounts specified below on [insert date of conversion or continuation]:

                                                   CONVERTED
LOANS TO BE CONVERTED OR CONTINUED             OR CONTINUED LOANS

                 Last Day of
  Type             Current                    Type
of Loan(1)     Interest Period     Amount    of Loan(1)     Amount
- -------        ---------------     ------    -------        ------

- -----------    ---------------     ------    -------        ------

- -----------    ---------------     ------    -------        ------

- -----------    ---------------     ------    -------        ------

- ---------------------
(1)  Specify the duration of the Interest Period in the case of Eurodollar
     Loans.

- -----------    ---------------     ------    -------        ------

          The undersigned represents and warrants that conversions and continuations requested hereby comply with the requirements of Section 2.02(c) of the Credit Agreement.


                    CABLEVISION OF NEW JERSEY, INC.


                    By_____________________________

                                                                   SCHEDULE 2.06




                           APPLICABLE LENDING OFFICES



THE TORONTO-DOMINION (TEXAS), INC.

     Lending Office for all Loans:

          Agency Department
          909 Fannin, Suite 1700
          Houston, TX 77010


CITIBANK, N.A.

     Lending Office for all Loans:

          399 Park Avenue
          New York, New York  10043


BANK OF MONTREAL, Chicago Branch

     Lending Office for all Loans:

          115 South LaSalle Street
          Chicago, Illinois  60603


THE BANK OF NOVA SCOTIA

     Lending Office for all Loans:

          One Liberty Plaza
          26th Floor
          New York, New York  10006

THE BANK OF NEW YORK

     Lending Office for all Loans:

          One Wall St., 16th Floor South
          New York, New York  10286


THE CANADIAN IMPERIAL BANK OF COMMERCE

     Lending Office for all Loans:

          425 Lexington Avenue
          New York, New York  10017


CHEMICAL BANK

     Lending Office for all Loans:

          Loan Services Department
          52 Broadway, 3rd Floor
          New York, New York 10004

          ABA No.:   021000128
          Reference: Cablevision Systems


THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

     Lending Office for Base Rate Loans:

          1 Chase Manhattan Plaza
          New York, New York  10081

     Lending Office for Eurodollar Loans:

          Cayman Island, B.W.I., Branch
          c/o The Chase Manhattan Bank (National Association)
          1 Chase Manhattan Plaza
          New York, New York  10081

BANK OF AMERICA ILLINOIS

     Lending Office for all Loans:

          Bank of America Illinois
          231 South LaSalle Street
          Chicago, Illinois 60697


THE FIRST NATIONAL BANK OF BOSTON

     Lending Office for all Loans:

          100 Federal Street, 01-08-08
          Boston, Massachusetts  02110


MELLON BANK, N.A.

     Lending Office for all Loans:

          One Mellon Bank Center
          Room 4440
          Pittsburgh, Pennsylvania  15258


ROYAL BANK OF CANADA

     Lending Office for all Loans:

          Grand Cayman (North America No.1) Branch
          Royal Bank of Canada
          c/o NY Operations Center
          Pierrepont Plaza
          300 Cadman Plaza West
          Brooklyn, New York 11201-2701


NATIONSBANK OF TEXAS, N.A.

     Lending Office for all Loans:

          901 Main Street
          67th Floor
          Dallas, Texas  75202


THE FIRST NATIONAL BANK OF CHICAGO

     Lending Office for all Loans:

          One First National Plaza
          Chicago, Illinois  60670

THE FUJI BANK, LIMITED

     Lending Office for all Loans:

          New York Branch
          Two World Trade Center
          79th Floor
          New York, New York 10048


BARCLAYS BANK PNC

     Lending Office for Base Rate Loans:

          75 Wall Street
          New York, New York  10005

     Lending Office for Eurodollar Loans:

          Nassau, Bahamas


BANQUE PARIBAS

     Lending Office for all Loans:

          787 Seventh Avenue
          32nd Floor
          New York, New York  10019


CREDIT LYONNAIS

     Lending Office for all Loans:

          1301 Avenue of the Americas
          18th Floor
          New York, New York  10019

     Attention:  Gerri Bauerle




ICB CREDIT
THE BANK OF NOVA SCOTIA

     Lending Offices for all Loans

          44 King Street West
          Toronto, Ontario M5H 1H1


SHAWMUT BANK CONNECTICUT, N.A.

     Lending Office for all Loans:

          777 Main Street, Main Station No. 397
          Hartford, Connecticut 06115


CORESTATES BANK, N.A.

     Lending Office for all Loans

          Communications Group FC 1-3-18-8
          15th & Market Sts - CTSQ Bldg
          Philadelphia, Pennsylvania 19101-7618


FIRST UNION NATIONAL BANK OF NORTH CAROLINA

     Lending Office for all Loans

          One First Union Center - TW19
          Charlotte, North Carolina 28288-0735


LTCB TRUST COMPANY

     Lending Office for all Loans

          165 Broadway
          New York, New York 10006


NATIONAL WESTMINSTER BANK USA

     Lending Office for all Loans

          175 Water Street
          New York, New York 10038




PNC BANK, National Association

     Lending Office for all Loans

          Broad & Chestnut Streets
          Philadelphia, Pennsylvania 19101


SOCIETE GENERALE

     Lending Office for all Loans

          1221 Avenue of the Americas

          New York, New York, 10020


UNION BANK

     Lending Offices for all Loans

          Communications/Media Group
          445 S. Figueroa Street
          Los Angeles, California 90071-1602

                                                                   SCHEDULE 7.02




                                  SUBSIDIARIES



                                      None

                                                                   SCHEDULE 7.03




                  REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS



                                      None

                                                                   SCHEDULE 7.05


                               EXISTING LITIGATION

            PENDING OR THREATENED LITIGATION, CLAIMS AND ASSESSMENTS

                                      None.

                                                                   SCHEDULE 7.14


                             EXISTING FRANCHISES

Franchise Area                      Expiration Date
- --------------                      ---------------

BERGEN COUNTY DIVISION

Town of Bergenfield                 July 1999
Town of Closter                     March 1999
Town of Cresskill                   December 2001
Town of Demarest                    May 1998
Town of Dumont                      December 2001
Town of Emerson                     Temporary Operating Authority
Town of Fair Lawn                   November 1994
Town of Harrington Park             November 2000
Town of Haworth                     July 2000
Town of Hillsdale                   May 1999
Town of New Milford                 November 2001
Town of Northvale                   November 2000
Town of Norwood                     December 2000
Town of Old Tappan                  March 2000
Town of Oradell                     May 1996
Town of Paramus                     September 1998
Town of River Vale                  March 2000
Town of Rockleigh                   June 2003
Town of Saddle River                March 2000
Town of Tenafly                     March 1998
Town of Woodcliff Lake              January 2001

BAYONNE DIVISION*

City of Bayonne                     November 1997

                                                                   SCHEDULE 8.10







                              EXISTING INDEBTEDNESS


                Capital Lease Obligations          $4,000

                                                                   SCHEDULE 8.11







                               EXISTING GUARANTEES



                                      None

                                                                   SCHEDULE 8.12




                                 EXISTING LIENS
                          ON TANGIBLE PERSONAL PROPERTY

CAPITAL LEASES


 Total Amount                 Property                 Lessor/lienor
 ------------                 --------                 -------------

 $4,000                       Vehicles                 GECC Commercial
                                                       Equipment Financing

                                                                   SCHEDULE 8.15






                              EXISTING INVESTMENTS



$11,300,000 Intercompany Demand Loan from CNJ to CSC

                                                                  SCHEDULE 11.02



                              ADDRESSES FOR NOTICES



COMPANY and all GUARANTORS

     Address for Notices:

          [Name of Party]
          One Media Crossways
          Woodbury, New York  11797

               Attention:  Charles F. Dolan

               Telephone No.: 516-364-8450
               Telecopy No.:  516-496-1780

     With copies to the Chief Financial Officer and the General Counsel of the Company at the above address.


TORONTO DOMINION (TEXAS), INC.

     Address for all Notices:

          Toronto Dominion (Texas), Inc.
          Agency Department
          909 Fannin, Suite 1700
          Houston, TX 77010

               Attention:  Melissa Nigro

               Telephone No.: 713-653-8234
               Fax No.:       713-951-9921/0611

     With copies to:

          The Toronto-Dominion Bank
          31 West 52nd Street
          New York, New York  10019-6101

               Attention:  Joan S. Griffin -
                           Communications Finance

               Telephone No.: 212-468-0713
               Telecopy No.:  212-262-1928

     With copies to:

          909 Fannin Street
          Suite 1700
          Houston, Texas  77010

               Attention:  Agency Department

               Telephone No:  713-653-8231
               Telecopy No:   713-951-9921/0611


CITIBANK, N.A.

     Address for all Notices:

          Citibank, N.A.
          North American Bank Group
          Media Department
          399 Park Avenue, 6th Floor - Zone 8
          New York, New York  10043

               Attention:  Media Department

               Telephone No.: 212-559-7124
               Telecopy No.:  212-319-7854
               Telex No.:     127007 Route Code NYNME

BANK OF MONTREAL, Chicago Branch

     Address for all Notices:

          Bank of Montreal
          Communications Unit
          430 Park Avenue, 16th Floor
          New York, New York  10022

               Attention:  Patrick Sullivan

               Telephone No.: 212-605-1426
               Telecopy No.:  212-605-1648
               Telex No.:     968721

     With copies to:

          John Decoufle
          Account Administration
          Bank of Montreal
          430 Park Avenue, 15th Floor
          New York, New York  10022

               Telephone No.:  212-605-1428
               Telecopy No.:   212-605-1648

THE BANK OF NOVA SCOTIA

     Address for all Notices:

          The Bank of Nova Scotia
          One Liberty Plaza
          New York, New York  10006

               Attention:  Mark Vigil

               Telephone No.: 212-225-5048
               Telecopy No.:  212-225-5090
               Telex No.:     669859


THE BANK OF NEW YORK

     Address for all Notices:

          The Bank of New York
          One Wall Street
          16th Floor South
          New York, New York  10286

               Attention:  Zoraida Dougherty

               Telephone No.: 212-635-8730
               Telecopy No.:  212-635-8679
               Telex No.:     669859

     With copies to:

          The Bank of New York
          One Wall St., 16th Floor South
          New York, New York  10286

               Attention:  Robert Konefal

               Telephone No.: 212-635-8607
               Telecopy No.:  212-635-8593
               Telex No.:     12304


THE CANADIAN IMPERIAL BANK OF COMMERCE

     Address for all Notices:

          The Canadian Imperial Bank of Commerce
          2 Paces West
          2727 Paces Ferry Road
          Suite 1200
          Atlanta, Georgia 30339

               Attention:  Ann Mylan

               Telephone:  404-319-4819
               Telecopy:   404-319-4950

     With copies to:

          425 Lexington Avenue, 6th Floor
          New York, New York  10017

               Attention: Deborah Strek

               Telephone: 212-856-3732
               Fax No.:   212-455-2502

CHEMICAL BANK

     Address for all Notices:

          Chemical Bank
          Media & Entertainment Group
          270 Park Avenue
          10th Floor
          New York, New York  10172

               Attention:  Ellen Kaplan/Lori Schlanger

               Telephone No.: 212-270-8948
               Telecopy No.:  212-270-7903
               Telex No.:     422803
                              Answer Back CBUNUI


THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

     Address for Notices of Borrowing:

          The Chase Manhattan Bank (National Association)
          1 Chase Manhattan Plaza, 4th Floor
          New York, New York  10081

               Attention:  Connie Mandracchia

               Telephone No.: 212-552-1135
               Telecopy No.:  212-552-2783
               Telex No.:     125563

     Address for all other Notices:

          The Chase Manhattan Bank (National Association)
          Media and Communications Component
          1 Chase Manhattan Plaza
          New York, New York  10081

               Attention:  John Shearson

               Telephone No.: 212-552-4845
               Telecopy No.:  212-552-0259


BANK OF AMERICA ILLINOIS

     Address for all Notices:

          Bank of America Illinois
          335 Madison Avenue, 5th Floor
          New York, NY 10017

               Attention:  Nancy Sun

               Telephone No.:  212-503-8352
               Telefax   No.:  212-503-7173

THE FIRST NATIONAL BANK OF BOSTON

     Address for all Notices:

          The First National Bank of Boston
          100 Rustcraft Road
          Commercial Loan Services,
          Mail Stop 74-02-04I
          Dedham, Massachusetts  02026

               Attention:  Darlene Turchetta
                             Loan Administration

               Telephone No.:  617-467-2312
               Telecopy No.:   617-467-2276
               Telex No.:      940581

     With copies to:

          The First National Bank of Boston
          Media and Entertainment Department
          100 Federal Street, 01-08-08
          Boston, Massachusetts  02110

               Attention:  David Herter

               Telephone No.:  617-434-3816
               Telecopy No.:   617-434-3401

MELLON BANK, N.A.

     Address for all Notices:

          Mellon Bank, N.A.
          Three Mellon Bank Center 153-2305
          Pittsburgh, Pennsylvania 15259

               Attention:  Suzanne Cooke
                             Loan Administration

               Telephone No.: 412-234-4749
               Telecopy No.:  412-234-5049
               Telex No.:     812367

     With copies to:

          Mellon Bank, N.A.
          One Mellon Bank Center
          Room 4440
          Pittsburgh, Pennsylvania 15258-0001

               Attention:  G. Louis Ashley

               Telephone No.: 412-236-2474
               Telecopy No.:  412-234-6375


ROYAL BANK OF CANADA

     Address for all Notices:

          Grand Cayman (North America No. 1) Branch
          Royal Bank of Canada
          c/o New York Operations Center
          Pierrepont Plaza
          300 Cadman Plaza West
          Brooklyn, New York  11201-2701

               Attention:  Manager, Loans Administration

               Telephone No.:  212-858-7178
               Telecopy No.:   718-522-6292/3
               Telex No.:      4204614 (RBOCUI Royal Bank)
                               62519





     With copies to:

          Royal Bank of Canada
          Media Industries Group
          Financial Square
          New York, New York  10005-3531

               Attention:  Barbara E. Meijer

               Telephone No.: 212-428-6288
               Telecopy No.:  212-428-6460


NATIONSBANK OF TEXAS, N.A.

     Address for all Notices:

          NationsBank of Texas, N.A.
          901 Main Street
          66th Floor
          Dallas, Texas  75202

               Attention:  Tanya Davis

               Telephone No.: 214-508-0601
               Telecopy No.:  214-508-0944

          With copies to:

          NationsBank of Texas, N.A.
          901 Main Street
          67th Floor
          Dallas, Texas 75283-1000

               Attention:  W. Hutchinson McClendon, IV

               Telephone No.:  214-508-0996
               Telecopy No.:   214-508-0980












THE FIRST NATIONAL BANK OF CHICAGO

     Address for all Notices relating to Credit Matters:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0629 1-14
          Chicago, Illinois 60670

               Attention:  Ronna Bury-Prince

               Telephone No.:  212-732-4865
               Telecopy No.:   212-732-8587

     With copies to:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0629 1-14
          Chicago, Illinois  60670

               Attention:  Michael R. Phelan -
                              Communications Companies
                              Division

               Telephone No.: 312-732-2700
               Telecopy No.:  312-732-8587


     Address for all Notices of Borrowing:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0008 1-14
          Chicago, Illinois  60670

               Attention:  Communications Companies
                           Division Administration Unit

               Telephone No.: 312-732-8875
               Telecopy No.:  312-732-2715

     With copies to:

          The First National Bank of Chicago
          153 West 51st Street
          8th Floor
          New York, New York  10019

               Attention:  Susan Schwartz, Esq.

               Telephone No.:  212-373-1179
               Telecopy No.:   212-373-1449
               Telex No.:      421961

THE FUJI BANK, LIMITED

     Address for all Notices:

          The Fuji Bank, Limited
          Two World Trade Center
          79th Floor
          New York, New York 10048

               Attention: Nicole Steiner

               Telephone No.: 212-898-2023
               Telecopy No.:  212-321-9407/8


BARCLAYS BANK PLC

     Address for all Notices:

          Barclays Bank PLC
          388 Market Street
          Suite 1700
          San Francisco, California  94111

               Attention:  Doug Butler

               Telephone No.: 415-765-4743
               Telecopy No.:  415-765-4760

     Address for all Notices of Borrowing:

          Barclays Bank PLC
          388 Market Street
          Suite 1700
          San Francisco, California  94111

               Attention:  Christie Iwasaki

               Telephone No.: 415-765-4712
               Telecopy No.:  415-765-4762









BANQUE PARIBAS

     Address for all Notices:

          Banque Paribas
          Media and Communications Division
          787 Seventh Avenue, 32nd Floor
          New York, New York  10019

               Attention:  Richard O'Leary

               Telephone No.:  212-841-2211
               Telecopy No.:   212-841-2217


CREDIT LYONNAIS

     Address for all Notices:

          Credit Lyonnais
          Cable/Telecommunications Group
          1301 Avenue of the Americas, 18th Floor
          New York, New York  10019

               Attention:  Joseph P. Duggan

               Telephone No.:  212-261-7841
               Telecopy No.:   212-261-7890


ICB CREDIT
THE BANK OF NOVA SCOTIA

     Address for all Notices:

          ICB Credit
          The Bank of Nova Scotia
          44 King Street West
          Toronto, Ontario M5H 1H1

               Attention:  Carol Gibson

               Telephone No.:  416-866-6791
               Fax Number:     416-866-6791








SHAWMUT BANK CONNECTICUT, N.A.

     Address for all Notices:

          Shawmut Bank, Connecticut N.A.
          777 Main Street, Main Station No. 397
          Hartford, CT 06115

               Attention:  Ann Dorsey

               Telephone No.:  203-548-3158
               Fax Number:     203-986-5367


CORESTATES BANK, N.A.

     Address for all Notices:

          CoreStates Bank, N.A.
          Communications Group FC 1-3-18-8
          15th & Market Sts - CTSQ Bldg
          Philadelphia, PA 19101-7618

               Attention:  Edward L. Kittrell

               Telephone Number:  215-786-4368
               Fax Number:        215-786-8448/7721


FIRST UNION NATIONAL BANK OF NORTH CAROLINA

     Address for all Notices:

          First Union National Bank of North Carolina
          One First Union Center - TW19
          Charlotte, NC 28288-0735

               Attention:  Ted Laporte

               Telephone Number:  704-374-7041
               Fax Number:        704-374-4092











LTCB TRUST COMPANY

     Address for all Notices:

          LTCB Trust Company
          165 Broadway

          New York, NY 10006

               Attention:  Tetsuya Fukunaga

               Telephone Number:  212-335-4549
               Fax Number:        212-608-2371


NATIONAL WESTMINSTER BANK USA

      Address for all Notices:

          National Westminster Bank USA
          175 Water Street
          New York, NY 10038

               Attention:  Eric S. Meyer

               Telephone Number:  212-602-2688
               Fax Number:        212-602-2158


PNC, NATIONAL ASSOCIATION

     Address for all Notices:

               PNC, National Association
               Broad & Chestnut Streets
               Philadelphia, Pennsylvania 19101

                    Attention: Scott C. Meves

                    Telephone No.: 215-585-6014
                    Fax Number:    215-585-6680












SOCIETE GENERALE

     Address for all Notices:
          Societe Generale
          1221 Avenue of the Americas
          New York, NY 10020

               Attention:  Bryan Petermann

               Telephone Number:  212-278-6128
               Fax Number:        212-278-6240


UNION BANK

     Address for all Notices:

          Union Bank
          Communications/Media Group
          445 S. Figueroa Street
          Los Angeles, CA 90071-1602

               Attention:  Steven D. Olson
                           Christine Ball

               Telephone No.: 213-236-6903
                                Steven D. Olson
                              213-236-6176
                                Christine Ball
               Fax Number:    213-236-5747

                                                                    EXHIBIT A(1)




                                 [Form of Note]

                                      NOTE


$______________                                               _______   __, 1994
                                                              New York, New York

     FOR VALUE RECEIVED, CABLEVISION OF NEW JERSEY, INC., a Delaware corporation (the "COMPANY"), and CABLEVISION SYSTEMS CORPORATION, a Delaware corporation ("CSC"), hereby promise to pay to the order of _______________ (the "BANK") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), at the principal office of Toronto Dominion (Texas), Inc. at 909 Fannin Street, Suite 1700, Houston, Texas 77010, the principal sum of ________________ Dollars ($____________) or, if less, the aggregate principal amount of all Loans evidenced hereby, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each Loan made by the Bank to the Company under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The Bank is hereby authorized by the Company and CSC to endorse on the schedule attached to this Note (or any continuation thereof) the amount and type of, and the duration of each Interest Period for, each Loan made by the Bank to the Company and CSC under the Credit Agreement, the date such Loan is made, and the amount of each payment on account of principal of such Loan received by the Bank, provided that any failure by the Bank to make any such endorsement shall not affect the obligations of the Company and CSC hereunder or under the Credit Agreement in respect of such Loans.

     This Note is one of the Notes referred to in the First Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, CSC, the Co-Agents and the Banks (including the Bank) parties thereto and Toronto Dominion (Texas), Inc. as Agent, as the same may be amended from time to time (the "Credit Agreement"), and evidences Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     Either the Company or CSC may at its option prepay, and may be required to prepay, all or part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.

     This Note is also entitled to the benefits of, and is secured by, the Security Agreement.

     The obligations of the Company and CSC evidenced hereby constitute "Senior Indebtedness" as such term is defined in all documents to which the Company or its Subsidiaries or CSC or any Restricted Subsidiary of CSC is a party.

               CABLEVISION OF NEW JERSEY, INC.



               By:____________________________
                  Title:



               CABLEVISION SYSTEMS CORPORATION


               By:____________________________
                  Title:

                           [Form of Schedule to Note]


This Note evidences Loans made under the within-described Credit Agreement to the Company, in the principal amounts, of the types and having the Interest Periods set forth below, which Loans were made on the dates set forth below, subject to the payments in respect of principal set forth below:

            PRINCIPAL
            AMOUNT       TYPE      PRINCIPAL        BALANCE
DATE        OF           OF        AMOUNT           OUT-          INTEREST
MADE        LOAN         LOAN      PAID             STANDING      PERIOD
____        ________     ____      ________         _______       ________

                                                                       EXHIBIT B






                        [Form of Compliance Certificate]

                             COMPLIANCE CERTIFICATE

              (Pursuant to Section 8.01(e) of the Credit Agreement)

              Period Ending _____________, 19__ ("Compliance Date")


  I. INDEBTEDNESS (SECTION 8.10)

       (ii)    Short-term Indebtedness incurred
               for working capital purposes
               from any Bank outstanding at
               Compliance Date                         $_______
      (iii)    Indebtedness under or in
               respect of Interest Swap
               Agreements at Compliance Date           $_______
       (vi)    Total Capital Lease Obligations
               Outstanding at Compliance Date          $_______

 II.  CONTINGENT LIABILITIES (SECTION 8.11)

       (vi)    Aggregate surety bonds
               outstanding at Compliance Date          $_______

III.  INVESTMENTS (SECTION 8.15)

        (i)    Aggregate amount of certificates
               of deposit and demand deposits
               with banks outstanding at
               Compliance Date                         $_______
       (ii)    Loans and salary and other
               advances to CSC and Restricted
               Subsidiaries of CSC at
               Compliance Date                         $_______

IV.  (a)  OPERATING CASH FLOW TO TOTAL
          INTEREST EXPENSE (SECTION 8.20(a))

     Operating Cash Flow for two
     Quarters ended on Compliance Date            $_________

     Total Interest Expense for two
     Quarters ended on Compliance Date            $_________

     Ratio of Operating Cash Flow to

     Total Interest Expense for two
     Quarters ended on Compliance Date            ____to 1


     (b)       OPERATING CASH FLOW TO TOTAL
               DEBT EXPENSE (SECTION 8.20(b))

               Total Debt Expense for two
               Quarters ended on Compliance
               Date                               $________

               Ratio of Operating Cash Flow
               to Total Debt Expense for two
               Quarters ended on Compliance
               Date                               ____to 1

V.   CASH FLOW RATIO (SECTION 8.21)

     Aggregate Indebtedness of the
     Company and its Subsidiaries
     outstanding at the Compliance Date           $_________

     Operating Cash Flow for the
     Quarter ended on Compliance Date             $_________

     Annualized Operating Cash Flow               $_________

     Cash Flow Ratio at Compliance Date           ____to 1

          The undersigned hereby certifies that the foregoing information is true and correct to the best of his knowledge and belief.

                              CABLEVISION OF NEW JERSEY, INC.



                              By_____________________________
Dated: _________, 19__        [         ] as [         ] of
                              Cablevision of New Jersey, Inc.

                                                                       EXHIBIT C




                       [Form of Subscribers' Certificate]

                            SUBSCRIBERS' CERTIFICATE

              (Pursuant to Section 8.01(e) of the Credit Agreement)


                    Month of ________, 19__ ("Subject Month")

I.  SUBSCRIBERS:


                                   Newark/
                                   So.

               Bergen    Bayonne   Orange    Total
               ______    _______   _______   _____
Penetration:
Number of
basic cable
subscribers
divided by
number of
homes passed   ________  ________  ________  ________

Cable miles
cumulative     ________  ________  ________  ________

Homes passed
cumulative     ________  ________  ________  ________

Pay units      ________  ________  ________  ________

Pay-to-Basic
Ratio          ________  ________  ________  ________

Cable
subscribers
as of
opening of
subject
month          ________  ________  ________  ________

Installations  ________  ________  ________  ________

Disconnects    ________  ________  ________  ________

Cable
subscribers
as of end
of subject
Month          ________  ________  ________  ________


II.  CASH FLOW RATIO (Section 8.21)

     Aggregate Indebtedness of the
     Company and its Subsidiaries
     outstanding as at the last
     day of Subject Month                    $_____________


     Operating Cash Flow for Subject Month   $______________

     Operating Cash Flow for the period
     of the three complete consecutive
     months including the Subject Month
     ending as at the last day of
     Subject Month                           $______________

     Annualized Operating Cash Flow
     for the period of the three
     complete consecutive months
     including the Subject Month
     ending as at the last day of
     Subject Month                           $______________

     Cash Flow Ratio as at the last
     day of Subject Month                    ________ to 1

III.  CABLE LINE CONSTRUCTION

                                                  Cumulative construction
                                                  from beginning of
               Construction during                calendar year through
               Subject Month (miles)              Subject Month (miles)
               ______________________             _______________________



















          The undersigned hereby certifies that the foregoing information is true and correct to the best of his knowledge and belief.

                              CABLEVISION OF NEW JERSEY, INC.


                                   By ________________________
Dated: _________, 19__             [            ] as
                                   [            ] of
                                   Cablevision of New Jersey, Inc.

                                                                    EXHIBIT D(1)




           [Form of Certificate as to Quarterly Financial Statements]

                CERTIFICATE AS TO QUARTERLY FINANCIAL STATEMENTS


          I, _____________________, [President/Senior Financial Executive] of Cablevision of New Jersey, Inc., a New Jersey corporation (the "Company"), hereby certify, pursuant to Section 8.01(a) of the First Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, Cablevision Systems Corporation, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Agreement") (capitalized terms used herein shall have the respective meanings assigned to such terms in the Agreement), that:

          1. The accompanying unaudited consolidated financial statements of the Company and its Subsidiaries as at __________ and for the quarterly accounting period ending ___________, 19___, are correct and complete and fairly present, in accordance with generally accepted accounting principles (except for changes (described below) that have been approved in writing by KPMG Peat Marwick, the Company's current independent certified public accountants), the financial condition and results of operations of the respective entities covered thereby as at the end of and for such quarterly period, and as at and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented.

          2. (a) The changes from generally accepted accounting principles are as follows:






All such changes have been approved in writing by KPMG Peat Marwick.

          [(b) Attached hereto as Annex A are unaudited consolidated financial statements of the Company and its Subsidiaries as at ____________________ and for the quarterly accounting period ending _______________, 19___, which have been prepared in accordance with generally accepted accounting principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are correct and complete and fairly present, in accordance with generally accepted accounting principles, the financial condition and results of operations of the respective entities covered thereby as at the end of and for such quarterly period, and as at and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case on the basis presented.]*

          3. To the best of my knowledge, no Default exists, including, in particular, any such arising under the provisions of Article VIII, of the Agreement, except the following:

          [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Company or any of its Subsidiaries with respect thereto.]

Dated:


                                             _________________________
                                             [President, Chief
                                             Financial Executive]














- -------------------------

* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from generally accepted accounting principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                                    EXHIBIT D(2)




             [Form of Certificate as to Annual Financial Statements]

                  CERTIFICATE AS TO ANNUAL FINANCIAL STATEMENTS


          I, _____________________, [President/Senior Financial Executive] of Cablevision of New Jersey, Inc., a New Jersey corporation (the "Company"), hereby certify, pursuant to Section 8.01(b) of the First Amended and Restated Credit Agreement dated as of September __, 1994 among the Company, Cablevision Systems Corporation, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Agreement") (capitalized terms used herein shall have the respective meanings assigned to such terms in the Agreement), that:

          1. The accompanying consolidated financial statements of the Company and its Subsidiaries as at _______ and for the fiscal year ending ___________, 19___, are correct and complete and fairly present, in accordance with generally accepted accounting principles (except for changes (described below) that have been approved in writing by KPMG Peat Marwick, the Company's current independent certified public accountants), the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year, in each case on the basis presented.

          2. (a) The changes from generally accepted accounting principles are as follows:






All such changes have been approved in writing by KPMG Peat Marwick.

          [(b) Attached hereto as Annex A are unaudited consolidated financial statements of the Company and its Subsidiaries as at ______________ and for the fiscal year ending ____________, 19__, which have been prepared in accordance with generally accepted accounting principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous Certificate. Such financial statements are correct and complete and fairly present, in accordance with generally accepted accounting principles, the financial condition and results of operations of the respective entities covered thereby as at the end of and for such fiscal year, in each case on the basis presented.]*

          3. To the best of my knowledge, no Default exists, including, in particular, any such arising under the provisions of Article VIII, of the Agreement, except the following:

          [If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, whether it is continuing, and the steps being taken by the Company or any of its Subsidiaries with respect thereto.]

Dated:


                                                       _________________________
                                                       [President, Chief
                                                       Financial Executive]





















- -------------------------

* Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from generally accepted accounting principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                               EXHIBIT E

                                October 14, 1994






To the Banks parties to the below-referenced
  Credit Agreement and to Toronto Dominion
  (Texas), Inc. as Agent

Ladies and Gentlemen:

          I am Executive Vice President, General Counsel and Secretary of Cablevision Systems Corporation, a Delaware corporation ("CSC"), and in such capacity have acted as counsel for Cablevision of New Jersey, Inc., a Delaware corporation (the "Company"), and CSC, and am familiar with the transactions contemplated by the First Amended and Restated Credit Agreement, dated as of October 14, 1994, among the Company, CSC, the Co-Agents and Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent (the "Credit Agreement"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, I have examined executed counterparts of the following documents:

          (i) the Credit Agreement; and

         (ii) the Notes.

          I have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of the Company and CSC and have made such examinations of law as I have deemed necessary to enable me to render the opinions hereinafter set forth. As to questions of fact relating to the Company and CSC material to the opinions hereinafter set forth, I have relied upon certificates of appropriate officers of the Company or CSC, as the case may be.

          Based upon the foregoing, I am of the opinion that:

          1. Each of the Company and CSC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and CSC is duly qualified to transact business and is in good standing in all jurisdictions in which such qualification is necessary in view of the properties and assets owned and presently intended to be owned and the business transacted and presently intended to be transacted by it except for qualifications the lack of which, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect. Each of the Company and CSC has full power, authority and legal right to make and perform such of the Credit Agreement, the Notes and the Security Agreement to which it is a party.

          2. The making and performance by each of the Company and CSC of such of the Credit Agreement, the Notes and the Security Agreement to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of the Company's or CSC's charter or by-laws presently in effect; (ii) result in the breach of, or constitute a default under, any existing indenture or other agreement or instrument to which the Company or CSC is a party or by which their respective properties may be bound or affected (other than breaches or defaults that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than as contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or CSC.

          3. Except as disclosed to the Banks on Schedule 7.05 to the Credit Agreement and Schedule 8.05 of the CSC Agreement, to my knowledge, there are no lawsuits or other proceedings pending or threatened against the Company or CSC or any of their respective properties or assets (including, without limitation, their respective Franchises), before any court or arbitrator or by or before any governmental commission, bureau or other regulatory authority that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect. To my knowledge, neither the Company nor CSC is in default under or in violation of or with respect to any laws or orders, or any material provision of any rules or regulations, or any writ, injunction or decree of any court, arbitrator, governmental commission, bureau or other regulatory authority, or any Franchise, except for minor defaults that, if continued unremedied, are not likely to have a Materially Adverse Effect.

          4. To my knowledge, neither the Company nor CSC is in default in the payment or performance or observance of any contract, agreement or other instrument to which it is a party or by which it or its properties or assets may be affected or bound, which default, either alone or in conjunction with all other such defaults, has had or is likely to have a Materially Adverse Effect.

          5. Except as set forth on Schedule 7.03 to the Credit Agreement, no approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required under the federal laws of the United States of America (other than the Federal communications laws as to which I express no opinion) or the laws of the State of New York in connection with the execution, delivery and performance by the Company or CSC of such of the Credit Agreement, the Notes and the Security Agreement to which it is a party. All such described action required to be taken as a condition to the execution and delivery of such of the Credit Agreement and the Notes to which the Company or CSC is a party, and as a condition to the initial extension of credit under the Credit Agreement, has been taken by all such commissions and authorities or other Persons, as the case may be.

          With respect to the opinion in paragraph 2, item (ii) above, I have assumed that additional Indebtedness (as that term is defined in the Subordinated Debt Instruments governing CSC's 10-3/4% Senior Subordinated Debentures due 2004, 14% Senior Subordinated Reset Debentures due November 15, 2003, 9-7/8% Senior Subordinated Debentures due 2023 and 9-7/8% Senior Subordinated Debentures due 2013 (collectively the "Indentures")) will be incurred under the Credit Agreement, the Notes and the Security Agreement only at such time as the Cash Flow Ratio under (and as defined in) the Indentures shall, after giving effect to the incurrence of such Indebtedness, be less than or equal to 9 to 1.

          I am a member of the bar of the State of New York and do not hereby intend to express any opinions as to any matters governed by any laws other than the laws of the State of New York, the Delaware General Corporation Law and the Federal laws of the United States of America (other than any Federal communications laws). I understand that you are today receiving (i) the opinion of Piper & Marbury, special FCC counsel to the Company, as to certain matters of Federal communications laws and regulations, and (ii) the opinion of Waters, McPherson, McNeill, P.A., special New Jersey counsel, as to certain matters of New Jersey law. Without making any special investigation with respect thereto, I have no reason to believe you would not be justified in relying upon each of such opinions.

                                        Very truly yours,


                                        Robert S. Lemle
                                        Executive Vice President
                                        General Counsel and Secretary

                                                                  EXHIBIT F(1)

                                                                October 14, 1994



To the Banks parties to the Credit
  Agreement referred to below and
  to Toronto Dominion (Texas), Inc.,
  as Agent

Ladies and Gentlemen:

          We have acted as special New York counsel for Cablevision Systems Corporation, a Delaware corporation ("CSC"), and Cablevision of New Jersey, Inc., a Delaware corporation (the "Company"), in connection with the First Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among the Company, CSC, the Co-Agents and Banks parties thereto, and Toronto Dominion (Texas), Inc., as Agent (the "Agent"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          In that connection, we have examined executed counterparts of the following documents:

          (i)  the Credit Agreement; and

         (ii)  the Notes.

          We have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of the Company and CSC, and have made such examinations of law, as we have deemed necessary to enable us to render the opinions hereinafter set forth. As to questions of fact relating to the Company and CSC material to the opinions hereinafter set forth, we have relied upon certificates of appropriate officers of the Company and CSC, as the case may be.

          Based upon the foregoing, it is our opinion that:

          1. The Company is a corporation, duly organized and validly existing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver the Credit Agreement, the Notes and the Security Agreement and to make the borrowings and grant the liens contemplated thereby. CSC has been duly incorporated and is an existing corporation under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver the Credit Agreement and to make the borrowings and grant the liens contemplated thereby.

          2. The making and performance by each of the Company and CSC of such of the Credit Agreement, the Notes and the Security Agreement to which it is a party and signatory have been duly authorized by all necessary corporate action on the part of the Company or CSC, as the case may be.

          3. The Credit Agreement, the Notes and the Security Agreement have been duly executed and delivered by such of the Company and CSC as are parties and signatories thereto, and each of the Credit Agreement, the Notes and the Security Agreement constitutes a valid and legally binding obligation of such of the Company and CSC as are parties and signatories thereto enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and in addition, in the case of the Security Agreement, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties and the Security Agent inadequate for the realization of the substantive benefits purported to be provided thereunder. Except as specified in paragraph 4 below, no opinion is expressed as to the creation, perfection or priority of any of the Liens purported to be created pursuant to the Security Agreement. As contemplated by the qualifications set forth above in this paragraph, we are expressing no opinion as to Federal or state laws relating to fraudulent transfers.

          4. Insofar as New York law is concerned, the provisions of the Security Agreement create in favor of the Security Agent for the benefit of the Secured Parties a valid, binding and enforceable security interest in all right, title and interest of the Companies in the Collateral owned by the Company as security for the Secured Obligations, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Assuming that all continuation statements required to maintain such perfection have been filed in the offices of the Department of State of the State of New York and the County Clerk of the County of Nassau, to the extent that the security interests of the Security Agent in the Collateral may be perfected under the Uniform Commercial Code of the State of New York by the filing of financing statements in the State of New York, such security interests constitute perfected security interests.

          5. The obligations of CSC to the Banks and the Agent under the Credit Agreement and the Notes constitute (i) "Senior

Debt", as such term is used in the Warrant Note and (ii) "Senior Indebtedness", as such term is defined in the indentures relating to CSC's 10 3/4% Senior Subordinated Debentures due 2004, 14% Senior Subordinated Reset Debentures due November 15, 2003, 9-7/8% Senior Subordinated Debentures due 2023 and 9-7/8% Senior Subordinated Debentures due 2013 (such indentures being referred to herein collectively as the "Subordinated Indentures").

          6. The execution and delivery by each of the Company and CSC of such of the Credit Agreement, the Notes and the Security Agreement to which it is a party do not, and the performance by each of the Company and CSC of its respective obligations under such agreements will not, result in a default under or breach of any of the agreements for money borrowed of CSC or the Restricted Subsidiaries that have been identified to us by CSC in an Officer's Certificate, dated the date hereof, and attached hereto as Exhibit A; PROVIDED, HOWEVER, that for purposes of this paragraph, we have assumed that additional Indebtedness (as that term is defined in the Subordinated Indentures) will be incurred under the Credit Agreement, the Notes and the Security Agreement only at such time as the Cash Flow Ratio under the Subordinated Indentures shall, after giving effect to the incurrence of such Indebtedness, be less than or equal to 9 to 1.

          We express no opinion as to (i) the fourth sentence of Section 4.05 of the Credit Agreement, (ii) the rights in or title of the Company to any of the Collateral, (iii) the provisions of the Security Agreement that impose on any Secured Party standards for the care of Collateral in its possession other than as provided in Section 9-207 of the Uniform Commercial Code, (iv) the provisions of the Security Agreement that purport to provide for a security interest in the proceeds of any Collateral other than as provided in Section 9-306 of the Uniform Commercial Code, (v) the validity or binding effect of any waiver under the Credit Agreement or the Security Agreement, or any consent thereunder, relating to the rights of the Company or CSC or any duties owing to it, existing as a matter of law, except to the extent it may so waive or consent under applicable law, or (vi) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located that limits rates of interest that may be charged or collected by such Bank.

          The opinions expressed herein with respect to the Security Agreement are limited by, and to the extent there are, any restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Company or CSC in any of the Collateral.

          In connection with the above, we wish to point out that (i) provisions of the Credit Agreement and the Security Agreement that permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith, (ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby, (iii) the rights of the Agent and the Banks under the last two sentences of Section 11.03 of the Credit Agreement may be limited in certain circumstances, (iv) the exercise by the Security Agent under the Security Agreement of remedial provisions with respect to contracts, leases and Franchises included in the Collateral thereunder may be subject to restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Parties in such Collateral, and (v) the provisions of the Credit Agreement or the Security Agreement prohibiting the Company from transferring its rights in the Collateral or any proceeds thereof except as specified therein may be subject to the application of Section 9-311 of the Uniform Commercial Code.

          With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and CSC and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

          The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. We have, with your approval, relied on the opinion of Waters, McPherson, McNeill, P.A., New Jersey counsel, as to all matters of New Jersey law.

                                        Very truly yours,



                                        SULLIVAN & CROMWELL

                                                                 EXHIBIT F(2)

October 14, 1994





                                                     Draft:  9/29/94


                [LETTERHEAD OF WATERS, McPHERSON, McNEILL, P.C.]

                                               October 14, 1994



TO:  The Banks parties
     to the below-referenced
     Credit Agreement and to
     Toronto Dominion (Texas), Inc.
     as Agent

Ladies and Gentlemen:

     We have acted as:

     Special Counsel to Cablevision of New Jersey, Inc., a Delaware corporation ("CNJ") in connection with the First Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "CNJ Credit Agreement") among, CNJ, Cablevision Systems Corporation, a Delaware corporation ("CSC"), the Banks parties thereto and Toronto Dominion (Texas), Inc., as Agent for the Banks (the "Agent"); and

     Special Counsel to CSC in connection with the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "CSC Credit Agreement") among CSC, certain entities affiliated with CSC which are parties thereto, the Banks parties thereto and the Agent as Agent for the said Banks.

     Except as otherwise specified herein, terms defined in the CNJ Credit Agreement and CSC Credit Agreement and used herein are used herein as defined therein.

     We have examined copies of the following documents represented to us to be exact copies of the documents to be executed.

     (1)  the CNJ Credit Agreement;
     (2)  the Notes as respects the CNJ Credit Agreement;
     (3) copies of financing statements under the Uniform Commercial Code in effect in the State of New Jersey ("UCC"), naming CNJ as debtor and The Toronto-Dominion Bank Trust Company as secured party which were filed with the New Jersey Secretary of State on August 21, 1990

October 14, 1994


          (No. 1356955), with the Bergen County Clerk's Office on October 4, 1990 (No. 004642) and with the Hudson County Register's Office on August 21, 1990 (No. 1990-1773), collectively the "Financing Statements")
     (4) the Security Agreement between CNJ and the Agent, As Security Agent, dated as of May 18, 1990 (the "Security Agreement"); and
     (5)  the CSC Credit Agreement;

     We have also examined the originals or certified, conformed or photographic copies of such other documents, records, agreements and certificates of CNJ and CSC and have made such examinations of law as we have deemed necessary to enable us to render the opinions hereinafter set forth. As to questions of fact relating to CNJ and CSC material to the opinions hereinafter set forth, we have relied upon the representations of CNJ and CSC which have been made as part of the Credit Agreement.

     In our examination we have assumed:

     that each of the aforedescribed documents, when properly completed, will be executed and delivered in the form and substance submitted to us;

     the due execution and delivery of each of the aforedescribed documents by the respective duly authorized parties thereto at the closing;

     the genuineness of all signatures;

     the legal capacity of all natural persons;

     that all necessary and required corporate action and resolutions have been taken or adopted on the part of CNJ and CSC.

     In particular, in relation to the Financing Statements, our opinion is based upon the following assumptions:

     that Collateral shall mean the collateral described in the Security Agreement only to the extent that such collateral constitutes personal property and proceeds therefrom;

     that CNJ has good and valid title in or such rights as would enable CNJ to create such a security interest in the Collateral as to which CNJ has granted a security interest by the Financing Statements;

     that the Financing Statements have been assigned to the Agent and that UCC-3 Statements of Assignment have been duly executed, delivered and filed in the appropriate recording offices;

October 14, 1994


     that the Collateral is located in the localities in which the Hudson and Bergen County Financing Statements are filed.

     Based upon the foregoing and subject to the limitations, qualifications, assumptions and exceptions set forth herein, we are of the opinion that:

     1. The making and performance by CNJ of its obligations to the Banks under the CNJ Credit Agreement have been duly authorized by all necessary corporate action and do not and will not: (i) violate any provision of any laws, orders, rules or regulations of the State of New Jersey presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a material adverse effect on the financial condition or the business of CNJ).

     2. The CNJ Credit Agreement has been duly executed and delivered by CNJ and such instrument, together with the Notes (once executed and delivered) and the Security Agreement, constitute the legal, valid and binding obligations of CNJ, enforceable in accordance with their respective terms (subject to limitations on enforce-ability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies imposed by the application of general equitable principles).

     3. The Security Agreement creates in favor of the Agent for the benefit of the Banks, the Liens granted by CNJ that it purports to create in the Collateral (as defined in the Security Agreement) located in New Jersey which is owned by CNJ, as security for the Secured Obligations (as defined in the Security Agreement) and that is perfectible by the appropriate filing of financing statements in the State of New Jersey. To the extent perfectible by the appropriate filing of financing statements in the State of New Jersey, the Liens in the Collateral which have been granted by CNJ have been perfected by the filing and/or recording of the Financing Statements in the Office of the Secretary of State, the Bergen County Clerk's Office and the Hudson County Register's Office which are the only offices in New Jersey in which such Financing Statements need be filed. No opinion is expressed as to the priority of any of the Liens purported to be created pursuant to the Security Agreement.

October 14, 1994


     4. CNJ is not required to obtain (except as has been obtained) any consent, license, franchise, permit, registration and similar authorization from any New Jersey state or local commission or other regulatory authority in connection with the execution, delivery and performance by CNJ of its obligations to the Banks under the CNJ Credit Agreement and the Notes except for approval from the State of New Jersey Board of Public Utilities, which approval has been obtained as of the date hereof.

     5. CSC is not required to obtain any consent, license, franchise, permit, registration and similar authorization from any New Jersey state or local commission or other regulatory authority in connection with the execution, delivery and performance by CSC of its obligations to the Banks under the CSC Credit Agreement.

     We have not acted as counsel for CNJ and CSC in connection with, nor did we participate in the preparation or negotiation of, any of the agreements or instruments as to which opinions are expressed herein.

     We are members of the bar of the State of New Jersey and do not herein intend to express any opinion as to any matters governed by any laws other than the laws of the State of New Jersey. We express no opinion with respect to the effect of the criminal laws of the State of New Jersey which limit the rates of the interest that may be charged by the Banks.

     This opinion is furnished only to you and is solely for your benefit and is not to be used, circulated, quoted, relied upon or otherwise referred to for any purpose or filed with any governmental agency, entity or person other than the addressees, without our prior written consent in each case. The Opinion expressed in this letter is limited to the matters set forth herein and no other opinion should be inferred beyond the matters expressly stated herein.

     Robert S. Lemle, General Counsel for Cablevision Systems Corporation, and Sullivan & Cromwell are hereby authorized to rely upon this opinion as if addressed to them.

                                        Very truly yours,

                                        WATERS, McPHERSON, McNEILL, P.C.

                                                                EXHIBIT F(3)

                         [LETTERHEAD OF PIPER & MARBURY]



                                October 14, 1994


To the Banks parties
     to the below-referenced
     Credit Agreement and to
     Toronto Dominion (Texas), Inc.,
     as Agent

Ladies and Gentlemen:

          This is to advise that we have reviewed the First Amended and Restated Credit Agreement, dated as of October 14, 1994 (the "Credit Agreement"), among Cablevision of New Jersey, Inc. ("CNJ"), Cablevision Systems Corporation ("CSC"), the Co-Agents and Banks which are parties thereto, and Toronto Dominion (Texas), Inc., as Agent. Except as otherwise defined herein, all terms used herein shall have the respective meanings ascribed to them in the Credit Agreement.

          We have acted as special communications counsel for CNJ and CSC in connection with their operations under the Communications Act of 1934, as amended (the "Act"), and the rules and regulations of the Federal Communications Commission ("FCC") promulgated under the Act. This opinion is confined to matters of federal communications law and regulation.

          In connection with our opinion set forth below, we have examined counterparts of the Credit Agreement, the Security Agreement as in effect on the date hereof, the Notes, and such other documents as we have deemed appropriate or necessary as the basis for our opinion hereinafter expressed. In making such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to original documents of documents submitted to us as certified or photostated copies.

          It is our opinion that, insofar as the Act, and the rules and regulations promulgated by the FCC thereunder, are concerned, no approval or consent of, or filing or registration with, the FCC is required in connection with the execution, delivery and performance by CSC or CNJ of the Credit Agreement, the Security

October 14, 1994
Page 10


Agreement or the Notes, except that, upon the exercise by the Banks or the Agent of their remedies upon the occurrence of any Event of Default under the Credit Agreement or the Security Agreement, foreclosure on any Collateral consisting of FCC radio licenses issued by the FCC to CNJ may not take place and the Pledged Stock may not be registered in the name of the Agent or voting rights thereunder exercised by the Agent without prior FCC approval of the transfer of control or assignment, as applicable, of any radio licenses issued by the FCC and held by CNJ and the issuer of the Pledged Stock.

                                   Sincerely,

                                   PIPER & MARBURY




cc:  Robert S. Lemle, Esq.

                                                               EXHIBIT G

                               [WSP&R Letterhead]

                                                                October 14, 1994





To Toronto Dominion (Texas), Inc.,
   as Agent


Ladies and Gentlemen:

          We have acted as your special New York Counsel in connection with the First Amended and Restated Credit Agreement dated as of October 14, 1994, among Cablevision of New Jersey, Inc. ("CNJ"), Cablevision Systems Corporation ("CSC"), the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Credit Agreement"). Except as otherwise specified herein, terms defined in the Credit Agreement and used herein are used herein as defined therein.

          We have examined the originals or certified, conformed or photographic copies of such documents, records, agreements and certificates as we have deemed necessary as a basis for the opinions hereinafter expressed. We have assumed that the Credit Agreement, the Notes and the Security Agreement have been duly authorized, executed and delivered by the respective party or parties thereto and the authenticity of documents submitted to us as originals and the conformity with the originals of documents submitted to us as copies. With respect to certain matters of fact, we have relied upon representations (including those contained in Article VII of the Credit Agreement) and certificates of CNJ and CSC, their officers and other Persons.

          Based upon the foregoing, and subject to the comments and qualifications set forth below, and having due regard for such legal considerations as we have deemed

                                       -2-                      October 14, 1994


relevant, we are of the opinion that each of the Credit Agreement and the Notes (as to amounts actually advanced there against) constitutes a valid and binding agreement of CNJ and CSC and the Security Agreement constitutes a valid and binding agreement of CNJ (in each case subject to bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of equitable remedies imposed by the application of general equitable principles and, in addition, in the case of the Security Agreement, subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Secured Parties (as defined in the Security Agreement) and the Security Agent inadequate for the realization of the substantive benefits purported to be provided thereunder). We express no opinion as to the right, title or interest of CNJ or any other person in or to any properties in which any security interests are or are purported to be granted by the Security Agreement or as to the perfection or priority of any of the Liens purported to be created by the Security Agreement. We express no opinion as to the Liens granted by the Securing Party if the consideration or other benefit received by CNJ is not fair or is of less than reasonably equivalent value.

          We express no opinion as to (i) the fourth sentence of Section 4.05 of the Credit Agreement, (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located that limits rates of interest which may be charged or collected by such Bank or (iii) the effect, if any, on the enforceability of the Credit Agreement, the Notes or the Security Agreement of Section 548 of the Bankruptcy Code (11 U.S.C. Section 548) or Article 10 of the New York Debtor and Creditor Law relating to fraudulent transfers and obligations.

          In connection with the above we wish to point out that (i) provisions of the Credit Agreement which permit the Agent or any Bank to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis and in good faith, (ii) a holder of a Note may, under certain circumstances, be called upon to prove the outstanding amount of the Loans evidenced thereby and (iii) the rights of the Agent and the Banks under the last two sentences of Section 11.03 of the Credit Agreement may be limited in certain circumstances.

                                       -3-                      October 14, 1994


          The opinions expressed herein with respect to the Security Agreement are limited by, and to the extent there are, any restrictions imposed by, or consents or approvals required under, applicable laws or regulations or agreements governing the rights or interests of the Securing Party in any of the Collateral thereunder.

          We are members of the Bar of the State of New York and we do not express any opinion as to matters governed by any laws other than the laws of the State of New York and the Federal laws of the United States of America, except that no opinions are expressed as to any matters governed by the Communications Act of 1934, as amended, or the rules and regulations issued thereunder, or as to Article 28 of the New York Executive Law, as amended, or the rules and regulations issued thereunder or statutes, ordinances and regulations of New York local governmental authorities relating to cable television.

                                   Very truly yours,

                                                                       EXHIBIT H


                       [Form of Assignment and Acceptance]


                            ASSIGNMENT AND ACCEPTANCE




          ASSIGNMENT AND ACCEPTANCE dated ______________, 19__ between ___________________________ (the "Assignor") and ___________________________
(the "Assignee").


                             PRELIMINARY STATEMENTS:

          A. Reference is made to the First Amended and Restated Credit Agreement dated as of September __, 1994, as amended, among Cablevision Systems Corporation, Cablevision of New Jersey, Inc., the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

          B. This Assignment and Acceptance is made with reference to the following facts:

           (i) The Assignor is a Bank under and as defined in the Credit Agreement and, as such, presently holds a percentage of the rights and obligations of the Banks under the Credit Agreement;

          (ii) As of the date hereof, the aggregate amount of the respective Commitments of the Banks under the Credit Agreement is $_________; and

         (iii) On the terms and conditions set forth below, the Assignor desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, as of the Effective Date (as defined below), that percentage (the "Assigned Percentage") of the Assignor's rights and obligations under the Credit Agreement with respect to the Assignor's Commitment that is equal to ____%(1) of the rights and obligations of all the Banks with respect to the total Commitments under the Credit Agreement as of the Effective Date.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:


- ---------------------
(1)  Specify percentage in no more than 4 decimal points.

                                       -2-                      October 14, 1994


          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage of the Assignor's rights and obligations under the Credit Agreement with respect to the Assignor's Commitment as in effect as of the Effective Date and the Loans owing to the Assignor on the Effective Date.

          2. The Assignor represents and warrants that (i) as of the date hereof its Commitment (without giving effect to assignments thereof that have not yet become effective) is $________; and (ii) it is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim. The Assignor makes no representation or warranty and assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement, the Notes, the Security Agreement or any other instrument or document furnished pursuant thereto (the "Transaction Documents") or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Transaction Document or any Collateral (as defined in the Security Agreement) and (B) the financial condition of any party to any of the Transaction Documents or the performance or observance by and party to any of the Transaction Documents of any of its obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is commercial bank; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (vii) specifies as its Applicable Lending Offices, if any, the address set forth

                                       -3-                      October 14, 1994


below its name under the heading "Applicable Lending Offices" on the signature pages hereof.

          4. Following the execution of this Assignment and Acceptance, the original hereof will be delivered to the Company for its consent and then to the Agent for approval, acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be ______________; PROVIDED, HOWEVER, that the Effective Date hereunder shall not occur less than two (2) Business Days after the execution and delivery of this Assignment and Acceptance to the Agent, and, in any event, until the Company has consented to and the Agent has approved, accepted and recorded this Assignment and Acceptance; PROVIDED FURTHER, HOWEVER, that the Assignor may in its sole and absolute discretion terminate this Assignment and Acceptance if the Effective Date has not occurred within sixty (60) days following the execution hereof.

          5. Upon such approval, acceptance and recording by the Agent, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such approval, acceptance and recording by the Agent, from and after the Effective Date the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          7. THIS ASSIGNMENT AND ACCEPTANCE AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8. This Assignment and Acceptance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Acceptance by signing any such counterpart.


                                        [NAME OF ASSIGNOR]

                                       -4-                      October 14, 1994


                                        By___________________________
                                          Title:

                                        [NAME OF ASSIGNEE]



                                        By___________________________
                                          Title:


                                        Address for notices:

                                        _____________________________
                                        _____________________________
                                        _____________________________

                                        [APPLICABLE LENDING OFFICE]

                                        _____________________________
                                        _____________________________
                                        _____________________________
                                        _____________________________

                                       -5-                      October 14, 1994


Consented to, approved, accepted
and recorded this ___ day of
_____, 19__ by TORONTO DOMINION
(TEXAS), INC. as Agent

By_____________________________
  Title:

Consented to this ___ day of
_____, 19__ by
CABLEVISION OF NEW JERSEY, INC.

By____________________________
  Title:

                                                                       EXHIBIT I






                              CONSENT TO ASSIGNMENT

                          Dated as of ___________, 1994


          The undersigned hereby consents to the assignment set forth in (i)
Section 12.09(b) of the Fourth Amended and Restated Credit Agreement dated as of __________ __, 1994 among Cablevision Systems Corporation ("CSC"), the Restricted Subsidiaries parties thereto, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent and (ii) Section 11.08(b) of the First Amended and Restated Credit Agreement dated as of ___________ __, 1994 among Cablevision of New Jersey, Inc., CSC, the Co-Agents and the Banks parties thereto and Toronto Dominion (Texas), Inc. as Agent.


                                             THE TOKAI BANK, LIMITED,
                                             New York Branch


                                             By ______________________
                                                Title: